Exhibit 99.3

2004 FOURTH QUARTER RESULTS AND
PRO FORMA COMBINED HISTORICAL
FINANCIAL SUPPLEMENT
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

JPMORGAN CHASE & CO. TABLE OF CONTENTS

EXPLANATORY NOTE

     The unaudited pro forma combined historical financial information contained in this document is being furnished pursuant to Regulation FD in order to assist investors in understanding (i) how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared on a combined basis had the two companies actually been merged as of the earliest date indicated and (ii) how the financial information of the lines of business of the new combined company may have appeared had the two companies actually been merged as of the earliest date indicated. The information presented is intended to be supplementary financial information only and is not intended to be incorporated by reference into registration statements or reports filed by JPMorgan Chase & Co. under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be.

     The unaudited pro forma combined historical financial information has been derived from and should be read in conjunction with the historical financial statements and related notes of JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) and Bank One Corporation (“Bank One”), as filed with the Securities and Exchange Commission.

     The pro forma historical lines of business information present the seven new business segments of the combined company as if these segments had existed for the combined company as of the earliest date indicated.

     The unaudited pro forma combined historical financial information includes (i) purchase price adjustments as of July 1, 2004, to reflect the merger as of such date of Bank One with JPMorgan Chase, (ii) estimated adjustments to record the assets and liabilities of Bank One at their respective fair values as of July 1, 2004, and (iii) adjustments for changes in management accounting policies. For more information about these purchase price and fair value adjustments, reference is made to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

     The unaudited pro forma combined historical financial information is presented for illustrative purposes only. This information does not include:

(i)	the impact of the sale of the Bank One corporate trust business to JPMorgan Chase;

(ii)	any future cost savings anticipated from the merger (including without limitation the previously announced $3.0 billion (pre-tax) of cost savings);

(iii)	merger-related costs anticipated to be incurred to combine the operations of JPMorgan Chase and Bank One, post June 30, 2004; and

(iv)	the impact of possible future revenue enhancements or share repurchases.

     Reclassifications of prior periods included in these pro forma combined historical financial statements reflect the conformity of certain management accounting policies; additional conformity of accounting policies and further reclassifications may be made in the future.

For the reasons stated above, the unaudited pro forma combined historical financial information included in this document does not necessarily indicate the combined results of operations or the combined financial position of the company that would have resulted had the merger actually been completed at the beginning of the applicable periods presented nor is it indicative of the results of operations in future periods or the future financial position of the company.

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and headcount data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$12,950	$12,505	$13,279	$13,807	$12,495	4%		4%		$52,541	$50,681	4%
Provision for Credit Losses	1,157	1,169	248	153	808	(1)		43		2,727	3,570	(24)
Noninterest Expense	9,386	9,377	12,629	9,112	8,304	—		13		40,504	33,136	22
Net Income	1,666	1,418	433	3,027	2,328	17		(28)		6,544	9,330	(30)

Per Common Share:
Net Income Per Share — Diluted	$0.46	$0.39	$0.12	$0.84	$0.65	18		(29)		$1.81	$2.61	(31)
Cash Dividends Declared Per Share	0.34	0.34	0.34	0.34	0.34	—		—		1.36	1.36	—
Book Value Per Share	29.61	29.42	29.06	29.73	29.23	1		1
Closing Share Price	39.01	39.73	38.77	41.95	36.73	(2)		6

Common Shares Outstanding:
Average — Diluted	3,602.0	3,592.0	3,588.6	3,590.4	3,560.5	—		1		3,593.0	3,553.3	1
Common Shares at Period-end	3,556.2	3,564.1	3,559.0	3,567.0	3,520.4	—		1

SELECTED RATIOS:
Return on Common Equity (“ROE”) (a)	6%	5%	2%	12%	9%	100	bp	(300	) bp	6%	9%	(300	) bp
Return on Equity-Goodwill (“ROE-GW”) (a) (b)	11	9	3	20	16	200		(500)		11	16	(500)
Return on Assets (“ROA”) (a) (c)	0.57	0.50	0.15	1.08	0.84	7		(27)		0.58	0.86	(28)
Tier 1 Capital Ratio	8.7	8.6	8.6	8.8	8.8	10		(10)
Total Capital Ratio	12.3	12.0	11.8	12.0	12.3	30		—

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,157,248	$1,138,469	$1,153,304	$1,156,905	$1,133,713	2%		2%
Wholesale Loans	135,067	132,344	133,011	133,831	133,184	2		1
Consumer Loans	267,047	261,357	225,557	218,924	217,326	2		23
Deposits	521,456	496,454	511,386	503,199	491,486	5		6
Common Stockholders’ Equity	105,314	104,844	103,439	106,041	102,915	—		2

Headcount	160,968	162,275	165,608	167,052	167,563	(1)		(4)

LINE OF BUSINESS EARNINGS
Investment Bank	$660	$627	$1,016	$1,351	$1,157	5		(43)		$3,654	$3,929	(7)%
Retail Financial Services	775	822	938	744	429	(6)		81		3,279	2,633	25
Card Services	515	421	409	336	396	22		30		1,681	1,368	23
Commercial Banking	254	215	234	289	225	18		13		992	832	19
Treasury & Securities Services	145	96	103	93	129	51		12		437	454	(4)
Asset & Wealth Management	263	197	190	229	199	34		32		879	629	40
Corporate (d)	(296)	(219)	(103)	(15)	(207)	(35)		(43)		(633)	(515)	(23)

Total Operating Earnings	2,316	2,159	2,787	3,027	2,328	7		(1)		10,289	9,330	10
Reconciling Items (After-Tax):
Merger Costs	(324)	(462)	(60)	—	—	(30)		NM		(846)	—	NM
Litigation Reserve Charge	—	—	(2,294)	—	—	NM		NM		(2,294)	—	NM
Accounting Policy Conformity	(326)	(279)	—	—	—	(17)		NM		(605)	—	NM

Net Income	$1,666	$1,418	$433	$3,027	$2,328	17		(28)		$6,544	$9,330	(30)

(a)	Based on annualized amounts.
(b)	Net income applicable to common stock / Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate operating comparisons to other competitors.
(c)	U.S. GAAP earnings / Total average assets.
(d)	Includes Global Treasury, Private Equity, Support Units and the net effects remaining at the corporate level after the implementation of management accounting policies.

JPMORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share, ratio and headcount data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
REVENUE
Investment Banking Fees	$1,073	$879	$939	$744	$925	22%		16%		$3,635	$3,262	11%
Trading Revenue (a)	611	408	968	1,777	777	50		(21)		3,764	4,401	(14)
Lending & Deposit Related Fees	903	943	957	941	953	(4)		(5)		3,744	3,667	2
Asset Management, Administration and Commissions	2,285	2,141	2,258	2,295	2,092	7		9		8,979	7,808	15
Securities / Private Equity Gains (Losses)	569	413	403	587	33	38		NM		1,972	1,637	20
Mortgage Fees and Related Income	130	277	360	258	171	(53)		(24)		1,025	1,005	2
Credit Card Income	1,822	1,782	1,686	1,556	1,762	2		3		6,846	6,424	7
Other Income	228	210	434	338	344	9		(34)		1,210	762	59

Noninterest Revenue	7,621	7,053	8,005	8,496	7,057	8		8		31,175	28,966	8

Interest Income	9,862	9,493	8,736	8,854	8,906	4		11		36,945	36,552	1
Interest Expense	4,533	4,041	3,462	3,543	3,468	12		31		15,579	14,837	5

Net Interest Income	5,329	5,452	5,274	5,311	5,438	(2)		(2)		21,366	21,715	(2)

TOTAL NET REVENUE	12,950	12,505	13,279	13,807	12,495	4		4		52,541	50,681	4

Provision for Credit Losses	1,157	1,169	248	153	808	(1)		43		2,727	3,570	(24)

NONINTEREST EXPENSE
Compensation Expense	4,211	4,050	4,227	4,567	3,691	4		14		17,055	16,122	6
Occupancy Expense	609	604	596	594	641	1		(5)		2,403	2,534	(5)
Technology and Communications Expense	1,051	1,046	960	989	933	—		13		4,046	3,525	15
Professional & Outside Services	1,191	1,103	1,106	1,197	1,153	8		3		4,597	4,268	8
Marketing	428	506	521	489	464	(15)		(8)		1,944	1,668	17
Other Expense	981	920	1,037	885	1,031	7		(5)		3,823	3,372	13
Amortization of Intangibles	392	396	392	391	391	(1)		—		1,571	1,547	2

Total Noninterest Expense before Merger Costs and	8,863	8,625	8,839	9,112	8,304	3		7		35,439	33,036	7
Litigation Reserve Charge
Merger Costs	523	752	90	—	—	(30)		NM		1,365	—	NM
Litigation Reserve Charge	—	—	3,700	—	—	NM		NM		3,700	100	NM

TOTAL NONINTEREST EXPENSE	9,386	9,377	12,629	9,112	8,304	—		13		40,504	33,136	22

Income before Income Tax Expense	2,407	1,959	402	4,542	3,383	23		(29)		9,310	13,975	(33)
Income Tax Expense (Benefit)	741	541	(31)	1,515	1,055	37		(30)		2,766	4,645	(40)

NET INCOME	$1,666	$1,418	$433	$3,027	$2,328	17		(28)		$6,544	$9,330	(30)

NET INCOME APPLICABLE TO COMMON STOCK	$1,653	$1,405	$420	$3,014	$2,315	18		(29)		$6,492	$9,279	(30)

NET INCOME PER COMMON SHARE
Basic Earnings per Share	$0.47	$0.40	$0.12	$0.86	$0.67	18		(30)		$1.85	$2.66	(30)
Diluted Earnings per Share	0.46	0.39	0.12	0.84	0.65	18		(29)		1.81	2.61	(31)

Average Basic Shares	3,514.7	3,513.5	3,509.4	3,503.7	3,480.3	—		1		3,510.4	3,494.9	—
Average Diluted Shares	3,602.0	3,592.0	3,588.6	3,590.4	3,560.5	—		1		3,593.0	3,553.3	1

FINANCIAL RATIOS
ROE	6%	5%	2%	12%	9%	100	bp	(300	) bp	6%	9%	(300	) bp
ROE-GW	11	9	3	20	16	200		(500)		11	16	(500)
ROA	0.57	0.50	0.15	1.08	0.84	7		(27)		0.58	0.86	(28)
Effective Income Tax Rate	31	28	8	33	31	300		—		30	33	(300)
Overhead Ratio	72	75	95	66	66	(300)		600		77	65	1,200

Headcount	160,968	162,275	165,608	167,052	167,563	(1)%		(4)%		160,968	167,563	(4)

(a)	Trading NII is not included in trading revenue. See page 10 for additional details.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEET (in millions)

						Dec 31, 2004
			PRO FORMA COMBINED			Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2004	2004	2004	2004	2003	2004	2003
ASSETS
Cash and Due from Banks	$35,168	$30,815	$38,193	$35,094	$37,356	14%	(6)%
Deposits with Banks	21,680	33,082	46,445	40,380	13,268	(34)	63
Federal Funds Sold and Securities Purchased under Resale Agreements	101,354	96,031	112,236	87,501	87,996	6	15
Securities Borrowed	47,428	50,546	45,725	51,923	46,258	(6)	3
Trading Assets:
Debt and Equity Instruments	222,832	214,852	190,772	198,269	180,705	4	23
Derivative Receivables (a)	65,982	57,795	55,086	63,898	88,959	14	(26)
Securities	94,512	92,816	135,427	155,239	142,633	2	(34)
Interests in Purchased Receivables	31,722	30,479	30,184	28,912	37,690	4	(16)
Loans (Net of Allowance for Loan Losses)	394,794	386,208	351,478	345,312	342,515	2	15
Private Equity Investments	7,735	8,547	9,149	9,390	9,712	(10)	(20)
Accrued Interest and Accounts Receivable	21,409	19,876	21,712	19,947	18,638	8	15
Premises and Equipment	9,145	8,880	8,992	9,028	8,995	3	2
Goodwill	43,203	42,947	43,016	43,018	42,798	1	1
Other Intangible Assets:
Mortgage Servicing Rights	5,080	5,168	5,797	4,268	4,869	(2)	4
Purchased Credit Card Relationships	3,878	4,055	4,527	4,608	4,704	(4)	(18)
All Other Intangibles	5,726	5,945	5,873	5,899	5,769	(4)	(1)
Other Assets	45,600	50,427	48,692	54,219	60,848	(10)	(25)

TOTAL ASSETS	$1,157,248	$1,138,469	$1,153,304	$1,156,905	$1,133,713	2	2

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$129,257	$122,054	$130,740	$123,891	$117,471	6	10
Interest-Bearing	261,673	254,611	248,499	248,231	228,512	3	15
Non-U.S. Offices:
Noninterest-Bearing	6,931	7,259	7,867	8,321	6,539	(5)	6
Interest-Bearing	123,595	112,530	124,280	122,756	138,964	10	(11)

Total Deposits	521,456	496,454	511,386	503,199	491,486	5	6
Federal Funds Purchased and Securities Sold under Repurchase Agreements	127,787	167,313	159,875	163,329	134,039	(24)	(5)
Commercial Paper	12,605	10,307	15,370	15,707	14,617	22	(14)
Other Borrowed Funds	9,039	9,454	11,920	14,177	15,804	(4)	(43)
Trading Liabilities:
Debt and Equity Instruments	87,942	78,767	82,625	82,843	81,840	12	7
Derivative Payables (a)	63,265	52,307	46,620	58,127	75,277	21	(16)
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	68,443	61,198	67,766	59,416	56,740	12	21
Beneficial Interests Issued by Consolidated VIEs	48,061	45,840	44,873	44,295	51,869	5	(7)
Long-Term Debt	95,422	91,754	90,693	94,102	93,589	4	2
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	10,296	11,745	10,045	6,732	6,768	(12)	52
Insurance Policy and Claims Reserves	7,279	7,477	7,683	7,928	7,760	(3)	(6)

TOTAL LIABILITIES	1,051,595	1,032,616	1,048,856	1,049,855	1,029,789	2	2

STOCKHOLDERS’ EQUITY
Preferred Stock	339	1,009	1,009	1,009	1,009	(66)	(66)
Common Stock	3,585	3,576	3,560	3,553	2,044	—	75
Capital Surplus	72,801	72,183	71,469	71,677	71,281	1	2
Retained Earnings	30,209	29,779	29,596	30,878	29,682	1	2
Accumulated Other Comprehensive Income (Loss)	(208)	(242)	(911)	177	(30)	14	NM
Treasury Stock, at Cost	(1,073)	(452)	(275)	(244)	(62)	(137)	NM

TOTAL STOCKHOLDERS’ EQUITY	105,653	105,853	104,448	107,050	103,924	—	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,157,248	$1,138,469	$1,153,304	$1,156,905	$1,133,713	2	2

(a)	Effective January 1, 2004, the Firm elected to net cash paid and received under legally enforceable master netting agreements.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS (in millions, except rates)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full-Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
AVERAGE BALANCES
ASSETS
Deposits with Banks	$31,799	$34,166	$30,480	$25,052	$14,871	(7)%		114%		$30,389	$13,189	130%
Federal Funds Sold and Securities Purchased under Resale Agreements	104,038	102,042	93,955	89,827	102,047	2		2		97,496	95,373	2
Securities Borrowed	47,663	47,087	55,778	51,828	46,267	1		3		50,571	45,952	10
Trading Assets — Debt and Equity Instruments	186,013	170,663	159,783	176,576	169,097	9		10		173,287	159,591	9
Securities	92,294	94,720	143,860	145,831	137,271	(3)		(33)		119,036	145,306	(18)
Interests in Purchased Receivables	30,491	28,917	28,982	33,681	9,976	5		206		30,513	5,504	454
Loans	400,841	390,753	359,871	351,189	358,513	3		12		375,774	362,011	4

Total Interest-Earning Assets	893,139	868,348	872,709	873,984	838,042	3		7		877,066	826,926	6
Noninterest-Earning Assets	261,749	248,987	271,542	251,165	258,460	5		1		258,343	264,008	(2)

TOTAL ASSETS	$1,154,888	$1,117,335	$1,144,251	$1,125,149	$1,096,502	3		5		$1,135,409	$1,090,934	4

LIABILITIES
Interest-Bearing Deposits	$377,368	$365,104	$376,087	$357,525	$354,970	3		6		$369,033	$343,998	7
Federal Funds Purchased and Securities Sold under Repurchase Agreements	158,633	163,206	166,544	162,284	162,580	(3)		(2)		162,657	181,475	(10)
Commercial Paper	10,885	12,497	14,625	13,776	13,962	(13)		(22)		12,939	13,924	(7)
Other Borrowings (a)	89,674	84,387	84,757	88,665	84,416	6		6		86,872	81,059	7
Beneficial Interests Issued by Consolidated VIEs	46,366	43,308	44,516	48,026	18,015	7		157		45,550	9,529	378
Long-Term Debt	104,599	101,060	99,570	98,627	98,170	4		7		100,974	95,365	6

Total Interest-Bearing Liabilities	787,525	769,562	786,099	768,903	732,113	2		8		778,025	725,350	7
Noninterest-Bearing Liabilities	261,487	242,395	251,917	250,901	261,735	8		—		251,677	264,633	(5)

TOTAL LIABILITIES	1,049,012	1,011,957	1,038,016	1,019,804	993,848	4		6		1,029,702	989,983	4

Preferred Stock	1,002	1,009	1,009	1,009	1,009	(1)		(1)		1,007	1,009	—
Common Stockholders’ Equity	104,874	104,369	105,226	104,336	101,645	—		3		104,700	99,942	5

TOTAL STOCKHOLDERS’ EQUITY	105,876	105,378	106,235	105,345	102,654	—		3		105,707	100,951	5

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,154,888	$1,117,335	$1,144,251	$1,125,149	$1,096,502	3		5		$1,135,409	$1,090,934	4

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	2.60%	1.53%	1.72%	1.73%	2.72%	107	bp	(12	) bp	1.90%	2.18%	(28	) bp
Federal Funds Sold and Securities Purchased under Resale Agreements	2.03	1.85	1.43	1.43	1.34	18		69		1.70	1.66	4
Securities Borrowed	1.34	1.01	0.67	0.79	0.77	33		57		0.94	0.83	11
Trading Assets — Debt and Equity Instruments	4.44	4.64	4.35	4.32	4.14	(20)		30		4.44	4.37	7
Securities	4.42	4.40	4.73	4.38	4.56	2		(14)		4.50	4.53	(3)
Interests in Purchased Receivables	2.11	1.63	1.26	1.23	1.31	48		80		1.55	1.16	39
Loans	5.71	5.77	5.28	5.49	5.55	(6)		16		5.57	5.76	(19)
Total Interest-Earning Assets	4.42	4.37	4.05	4.10	4.24	5		18		4.24	4.45	(21)

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	2.01	1.64	1.45	1.53	1.53	37		48		1.66	1.75	(9)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.95	1.52	1.17	1.24	1.17	43		78		1.47	1.36	11
Commercial Paper	2.26	1.49	0.96	0.96	0.99	77		127		1.37	1.13	24
Other Borrowings	3.04	4.27	3.75	3.77	3.93	(123)		(89)		3.70	3.99	(29)
Beneficial Interests Issued by Consolidated VIEs	1.97	1.58	1.46	1.26	1.33	39		64		1.57	1.11	46
Long-Term Debt	3.31	3.10	2.56	2.71	2.80	21		51		2.93	2.99	(6)
Total Interest-Bearing Liabilities	2.29	2.09	1.77	1.85	1.88	20		41		2.00	2.05	(5)

INTEREST RATE SPREAD	2.13%	2.28%	2.28%	2.25%	2.36%	(15)		(23)		2.24%	2.40%	(16)

NET INTEREST MARGIN	2.40%	2.52%	2.46%	2.47%	2.60%	(12)		(20)		2.46%	2.65%	(19)

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.97%	3.09%	3.19%	3.19%	3.33%	(12)		(36)		3.11%	3.36%	(25)

(a)	Includes securities sold but not yet purchased.

OPERATING BASIS

In addition to analyzing the Firm’s results on a reported basis, management reviews the line of business results on an “operating basis,” which is a non-GAAP financial measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of the IB, operating basis noninterest revenue includes, in Trading Revenue, net interest income related to trading activities. Trading activities generate revenues, which are recorded for U.S. GAAP purposes in two line items on the income statement: Trading Revenue, which includes the mark-to-market gains or losses on trading positions; and Net Interest Income, which includes the interest income or expense related to those positions. Combining both the trading revenue and related net interest income enables management to evaluate IB’s trading activities, by considering all revenue related to these activities, and facilitates operating comparisons to other competitors. In the case of Card Services, operating or managed basis excludes the impact of credit card securitizations on revenue, the Provision for Credit Losses, net charge-offs and receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Finally, operating basis excludes the Merger Costs, the Litigation Reserve Charge and Accounting Policy Conformity Adjustments related to the Merger, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, not indicative of trends), and do not provide meaningful comparisons with other periods.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

			PRO FORMA COMBINED			4QTR 2004		PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
REPORTED
Revenue
Investment Banking Fees	$1,073	$879	$939	$744	$925	22%	16%	$3,635	$3,262	11%
Trading Revenue	611	408	968	1,777	777	50	(21)	3,764	4,401	(14)
Lending & Deposit Related Fees	903	943	957	941	953	(4)	(5)	3,744	3,667	2
Asset Management, Administration and Commissions	2,285	2,141	2,258	2,295	2,092	7	9	8,979	7,808	15
Securities / Private Equity Gains (Losses)	569	413	403	587	33	38	NM	1,972	1,637	20
Mortgage Fees and Related Income	130	277	360	258	171	(53)	(24)	1,025	1,005	2
Credit Card Income	1,822	1,782	1,686	1,556	1,762	2	3	6,846	6,424	7
Other Income	228	210	434	338	344	9	(34)	1,210	762	59

Noninterest Revenue	7,621	7,053	8,005	8,496	7,057	8	8	31,175	28,966	8

Interest Income	9,862	9,493	8,736	8,854	8,906	4	11	36,945	36,552	1
Interest Expense	4,533	4,041	3,462	3,543	3,468	12	31	15,579	14,837	5

Net Interest Income	5,329	5,452	5,274	5,311	5,438	(2)	(2)	21,366	21,715	(2)

Total Net Revenue	12,950	12,505	13,279	13,807	12,495	4	4	52,541	50,681	4

Provision for Credit Losses	1,157	1,169	248	153	808	(1)	43	2,727	3,570	(24)

Noninterest Expense
Merger Costs	523	752	90	—	—	(30)	NM	1,365	—	NM
Litigation Reserve Charge	—	—	3,700	—	—	NM	NM	3,700	100	NM
All Other Noninterest Expense	8,863	8,625	8,839	9,112	8,304	3	7	35,439	33,036	7

Total Noninterest Expense	9,386	9,377	12,629	9,112	8,304	—	13	40,504	33,136	22

Income before Income Tax Expense	2,407	1,959	402	4,542	3,383	23	(29)	9,310	13,975	(33)
Income Tax Expense (Benefit)	741	541	(31)	1,515	1,055	37	(30)	2,766	4,645	(40)

Net Income	$1,666	$1,418	$433	$3,027	$2,328	17	(28)	$6,544	$9,330	(30)

RECONCILING ITEMS (a)
Revenue
Trading-Related Revenue (b)	$511	$424	$439	$576	$518	21	(1)	$1,950	$2,129	(8)
Credit Card Income (c)	(786)	(848)	(711)	(749)	(798)	7	2	(3,094)	(3,023)	(2)
Other Income
Credit Card Securitizations (c)	1	(3)	(45)	(39)	(31)	NM	NM	(86)	(72)	(19)
Accounting Policy Conformity (d)	—	118	—	—	—	NM	NM	118	—	NM

Total Other Income	1	115	(45)	(39)	(31)	(99)	NM	32	(72)	NM

Net Interest Income:
Trading-Related (b)	(511)	(424)	(439)	(576)	(518)	(21)	1	(1,950)	(2,129)	8
Credit Card Securitizations (c)	1,796	1,779	2,114	2,112	2,136	1	(16)	7,801	8,111	(4)

Total Net Interest Income	1,285	1,355	1,675	1,536	1,618	(5)	(21)	5,851	5,982	(2)

Total Net Revenue	1,011	1,046	1,358	1,324	1,307	(3)	(23)	4,739	5,016	(6)

Provision for Credit Losses
Credit Card Securitizations (c)	1,011	928	1,358	1,324	1,307	9	(23)	4,621	5,016	(8)
Accounting Policy Conformity (d)	(525)	(333)	—	—	—	(58)	NM	(858)	—	NM

Total Provision for Credit Losses	486	595	1,358	1,324	1,307	(18)	(63)	3,763	5,016	(25)

Noninterest Expense
Merger Costs (d)	(523)	(752)	(90)	—	—	30	NM	(1,365)	—	NM
Litigation Reserve Charge (d)	—	—	(3,700)	—	—	NM	NM	(3,700)	—	NM
All Other Noninterest Expense	—	—	—	—	—	NM	NM	—	—	NM

Total Noninterest Expense	(523)	(752)	(3,790)	—	—	30	NM	(5,065)	—	NM

Income before Income Tax Expense	1,048	1,203	3,790	—	—	(13)	NM	6,041	—	NM
Income Tax Expense (Benefit)	398	462	1,436	—	—	(14)	NM	2,296	—	NM

Net Income	$650	$741	$2,354	$—	$—	(12)	NM	$3,745	$—	NM

(a)
Represents only those line items on the Consolidated Statement of Income impacted by the reclassification of trading-related net interest income and the impact of credit card securitizations, as well as for the fourth, third and second quarters of 2004, the Merger Costs and Litigation Reserve Charge line items on the Consolidated Statement of Income, and the Accounting Policy Conformity Adjustments.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results. See page 10 for further information.
(c)	The impact of credit card securitizations impacts Card Services. See page 18 for further information.
(d)
The impact of the Merger Costs, the Litigation Reserve Charge and Accounting Policy Conformity Adjustment are excluded from Operating Earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, not indicative of trends), and do not provide meaningful comparisons with other periods.

JPMORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
REVENUE
Investment Banking Fees	$1,073	$879	$939	$744	$925	22%		16%		$3,635	$3,262	11%
Trading-Related Revenue (Including Trading NII)	1,122	832	1,407	2,353	1,295	35		(13)		5,714	6,530	(12)
Lending & Deposit Related Fees	903	943	957	941	953	(4)		(5)		3,744	3,667	2
Asset Management, Administration and Commissions	2,285	2,141	2,258	2,295	2,092	7		9		8,979	7,808	15
Securities / Private Equity Gains (Losses)	569	413	403	587	33	38		NM		1,972	1,637	20
Mortgage Fees and Related Income	130	277	360	258	171	(53)		(24)		1,025	1,005	2
Credit Card Income	1,036	934	975	807	964	11		7		3,752	3,401	10
Other Income	229	325	389	299	313	(30)		(27)		1,242	690	80

Noninterest Revenue	7,347	6,744	7,688	8,284	6,746	9		9		30,063	28,000	7

Interest Income	11,223	11,036	10,561	10,544	10,692	2		5		43,364	43,192	—
Interest Expense	4,609	4,229	3,612	3,697	3,636	9		27		16,147	15,495	4

Net Interest Income	6,614	6,807	6,949	6,847	7,056	(3)		(6)		27,217	27,697	(2)

TOTAL NET REVENUE	13,961	13,551	14,637	15,131	13,802	3		1		57,280	55,697	3

Managed Provision for Credit Losses	1,643	1,764	1,606	1,477	2,115	(7)		(22)		6,490	8,586	(24)

NONINTEREST EXPENSE
Compensation Expense	4,211	4,050	4,227	4,567	3,691	4		14		17,055	16,122	6
Occupancy Expense	609	604	596	594	641	1		(5)		2,403	2,534	(5)
Technology and Communications Expense	1,051	1,046	960	989	933	—		13		4,046	3,525	15
Professional & Outside Services	1,191	1,103	1,106	1,197	1,153	8		3		4,597	4,268	8
Marketing	428	506	521	489	464	(15)		(8)		1,944	1,668	17
Other Expense	981	920	1,037	885	1,031	7		(5)		3,823	3,472	10
Amortization of Intangibles	392	396	392	391	391	(1)		—		1,571	1,547	2

TOTAL NONINTEREST EXPENSE	8,863	8,625	8,839	9,112	8,304	3		7		35,439	33,136	7

Operating Earnings before Income Tax Expense	3,455	3,162	4,192	4,542	3,383	9		2		15,351	13,975	10
Income Tax Expense	1,139	1,003	1,405	1,515	1,055	14		8		5,062	4,645	9

OPERATING EARNINGS	$2,316	$2,159	$2,787	$3,027	$2,328	7		(1)		$10,289	$9,330	10

Operating Earnings Per Common Share
Diluted EPS	$0.64	$0.60	$0.77	$0.84	$0.65	7		(2)		$2.85	$2.61	9

Operating Financial Ratios
ROE	9%	8%	11%	12%	9%	100	bp	—	bp	10%	9%	100	bp
ROE-GW	15	14	18	20	16	100		(100)		17	16	100
ROA	0.75	0.72	0.92	1.02	0.79	3		(4)		0.85	0.80	5
Overhead Ratio	63	64	60	60	60	(100)		300		62	59	300

RECONCILIATION OF OPERATING EARNINGS PER SHARE
TO NET INCOME PER SHARE — DILUTED
Operating Earnings	$0.64	$0.60	$0.77	$0.84	$0.65	7%		(2)%		$2.85	$2.61	9%
Reconciling Items (Net of Taxes):
Merger Costs	(0.09)	(0.13)	(0.02)	—	—	31		NM		(0.24)	—	NM
Litigation Reserve Charge	—	—	(0.63)	—	—	NM		NM		(0.63)	—	NM
Accounting Policy Conformity	(0.09)	(0.08)	—	—	—	(13)		NM		(0.17)	—	NM

Net Income	$0.46	$0.39	$0.12	$0.84	$0.65	18		(29)		$1.81	$2.61	(31)

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — OPERATING BASIS (in millions, except ratio data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
REVENUE
Investment Bank	$3,201	$2,701	$3,397	$4,207	$3,316	19%		(3)%		$13,506	$14,254	(5)%
Retail Financial Services	3,545	3,800	3,947	3,784	3,666	(7)		(3)		15,076	14,770	2
Card Services	3,830	3,771	3,776	3,624	3,737	2		2		15,001	13,968	7
Commercial Banking	885	833	866	833	851	6		4		3,417	3,397	1
Treasury & Securities Services	1,413	1,339	1,368	1,280	1,270	6		11		5,400	4,772	13
Asset & Wealth Management	1,310	1,193	1,185	1,213	1,189	10		10		4,901	4,275	15
Corporate	(223)	(86)	98	190	(227)	(159)		2		(21)	261	NM

TOTAL NET REVENUE	$13,961	$13,551	$14,637	$15,131	$13,802	3		1		$57,280	$55,697	3

OPERATING EARNINGS
Investment Bank	$660	$627	$1,016	$1,351	$1,157	5		(43)		$3,654	$3,929	(7)
Retail Financial Services	775	822	938	744	429	(6)		81		3,279	2,633	25
Card Services	515	421	409	336	396	22		30		1,681	1,368	23
Commercial Banking	254	215	234	289	225	18		13		992	832	19
Treasury & Securities Services	145	96	103	93	129	51		12		437	454	(4)
Asset & Wealth Management	263	197	190	229	199	34		32		879	629	40
Corporate	(296)	(219)	(103)	(15)	(207)	(35)		(43)		(633)	(515)	(23)

TOTAL OPERATING EARNINGS	$2,316	$2,159	$2,787	$3,027	$2,328	7		(1)		$10,289	$9,330	10

AVERAGE EQUITY (a)
Investment Bank	$20,000	$20,000	$20,000	$20,000	$20,000	—		—		$20,000	$22,460	(11)
Retail Financial Services	13,050	13,050	13,050	13,050	12,865	—		1		13,050	12,259	6
Card Services	11,800	11,800	11,800	11,800	11,800	—		—		11,800	11,800	—
Commercial Banking	3,400	3,400	3,400	3,400	3,859	—		(12)		3,400	4,247	(20)
Treasury & Securities Services	1,900	1,900	1,900	1,900	1,900	—		—		1,900	1,900	—
Asset & Wealth Management	2,400	2,400	2,400	2,400	2,465	—		(3)		2,400	2,517	(5)
Corporate (b)	52,324	51,819	52,676	51,786	48,756	1		7		52,150	44,759	17

TOTAL AVERAGE EQUITY	$104,874	$104,369	$105,226	$104,336	$101,645	—		3		$104,700	$99,942	5

RETURN ON EQUITY (a)
Investment Bank	13%	12%	20%	27%	23%	100	bp	(1,000	)bp	18%	17%	100	bp
Retail Financial Services	24	25	29	23	13	(100)		1,100		25	21	400
Card Services	17	14	14	11	13	300		400		14	12	200
Commercial Banking	30	25	28	34	23	500		700		29	20	900
Treasury & Securities Services	30	20	22	20	27	1,000		300		23	24	(100)
Asset & Wealth Management	44	33	32	38	32	1,100		1,200		37	25	1,200
JPMC ROE	9	8	11	12	9	100		—		10	9	100
JPMC ROE-GW	15	14	18	20	16	100		(100)		17	16	100

(a)
As a result of the Merger, new capital allocation methodologies were implemented during the third quarter of 2004. The capital allocated to each line of business considers several factors: stand-alone peer comparables, economic risk measures and regulatory capital requirements. In addition, effective with the third quarter of 2004, goodwill, as well as the associated capital, is only allocated to the Corporate line of business. Prior periods have not been revised to reflect these new methodologies and also may not be comparable to the presentation beginning in the third quarter of 2004.

(b)	Includes goodwill.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio and rankings data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Investment Banking Fees:
Advisory	$250	$273	$269	$147	$161	(8)%		55%		$939	$646	45%
Equity Underwriting	213	170	223	179	255	25		(16)		785	707	11
Debt Underwriting	617	468	445	417	509	32		21		1,947	1,918	2

Total Investment Banking Fees	1,080	911	937	743	925	19		17		3,671	3,271	12

Trading-Related Revenue: (a)
Fixed Income and Other	1,173	657	1,361	1,940	1,208	79		(3)		5,131	6,247	(18)
Equities	(42)	220	(88)	333	93	NM		NM		423	558	(24)
Credit Portfolio	(44)	(35)	55	54	(71)	(26)		38		30	(449)	NM

Total Trading-Related Revenue	1,087	842	1,328	2,327	1,230	29		(12)		5,584	6,356	(12)

Lending & Deposit Related Fees	176	155	172	155	154	14		14		658	535	23
Asset Management, Administration and Commissions	346	313	357	405	333	11		4		1,421	1,317	8
Other Income	178	91	128	105	166	96		7		502	420	20

Noninterest Revenue	2,867	2,312	2,922	3,735	2,808	24		2		11,836	11,899	(1)
Net Interest Income (a)	334	389	475	472	508	(14)		(34)		1,670	2,355	(29)

TOTAL NET REVENUE (b)	3,201	2,701	3,397	4,207	3,316	19		(3)		13,506	14,254	(5)

Provision for Credit Losses	(173)	(151)	(315)	(303)	(396)	(15)		56		(942)	(422)	(123)
Credit Reimbursement from TSS (c)	43	43	43	43	54	—		(20)		172	216	(20)

NONINTEREST EXPENSE
Compensation Expense	1,389	992	1,240	1,492	949	40		46		5,113	4,893	4
Noncompensation Expense	1,001	932	935	936	980	7		2		3,804	3,822	—
Amortization of Intangibles	—	—	—	—	—	NM		NM		—	—	NM

TOTAL NONINTEREST EXPENSE	2,390	1,924	2,175	2,428	1,929	24		24		8,917	8,715	2

Operating Earnings Before Income Tax Expense	1,027	971	1,580	2,125	1,837	6		(44)		5,703	6,177	(8)
Income Tax Expense (Benefit)	367	344	564	774	680	7		(46)		2,049	2,248	(9)

OPERATING EARNINGS	$660	$627	$1,016	$1,351	$1,157	5		(43)		$3,654	$3,929	(7)

FINANCIAL RATIOS
ROE	13%	12%	20%	27%	23%	100	bp	(1,000)	bp	18%	17%	100	bp
ROA	0.49	0.50	0.81	1.09	0.95	(1)		(46)		0.72	0.82	(10)
Overhead Ratio	75	71	64	58	58	400		1,700		66	61	500
Compensation Expense as a % of Total Net Revenue	43	37	37	35	29	600		1,400		38	34	400

	Full Year	Full Year
	2004	2003
MARKET SHARE / RANKINGS (d)
Global Debt, Equity and Equity-Related	7% / #3	8% / #3
Global Syndicated Loans	20% / #1	20% / #1
Global Long-Term Debt	7% / #2	8% / #2
Global Equity and Equity-Related	6% / #6	8% / #4
Global Announced M&A	26% / #2	16% / #4
U.S. Debt, Equity and Equity-Related	8% / #5	9% / #3
U.S. Syndicated Loans	32% / #1	35% / #1
U.S. Long-Term Debt	12% / #2	10% / #3
U.S. Equity and Equity-Related	8% / #6	11% / #4
U.S. Announced M&A	33% / #1	13% / #8

(a)
Trading revenue, on a reported basis, excludes the impact of net interest income related to IB’s trading activities; this income is recorded in Net interest income. However, in this presentation, to assess the profitability of IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $511 million, $430 million, $427 million, $581 million and $512 million during the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, and $1.9 billion and $2.1 billion for full year 2004 and 2003, respectively.

(b)
Total net revenue includes tax equivalent adjustments of $167 million, $9 million, $115 million, $100 million, and $73 million as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively. The full year tax equivalent adjustments were $391 million and $245 million for the year ending December 31, 2004 and 2003, respectively.

(c)
Management has charged Treasury & Securities Services (“TSS”) a credit reimbursement, which is the pre-tax amount of earnings, less cost of capital, related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(d)
Derived from Thomson Financial Securities Data. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. The market share and rankings are presented on a combined basis reflecting the merger of JPMorgan Chase and Bank One, as disclosed by Thomson Financial Securities Data.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
REVENUE BY BUSINESS
Investment Banking	$1,080	$911	$937	$743	$925	19%		17%		$3,671	$3,271	12%
Fixed Income Markets	1,530	1,115	1,815	2,330	1,557	37		(2)		6,790	7,771	(13)
Equities Markets	243	455	194	674	346	(47)		(30)		1,566	1,526	3
Credit Portfolio	348	220	451	460	488	58		(29)		1,479	1,686	(12)

Total Net Revenue	$3,201	$2,701	$3,397	$4,207	$3,316	19		(3)		$13,506	$14,254	(5)

REVENUE BY REGION
Americas	$1,829	$1,591	$1,936	$2,376	$2,109	15		(13)		$7,732	$8,708	(11)
Europe/Middle East/Africa	1,013	741	1,042	1,307	914	37		11		4,103	4,405	(7)
Asia/Pacific	359	369	419	524	293	(3)		23		1,671	1,141	46

Total Net Revenue	$3,201	$2,701	$3,397	$4,207	$3,316	19		(3)		$13,506	$14,254	(5)

SELECTED BALANCE SHEET (Average)
Total Assets	$533,898	$496,347	$503,396	$496,529	$482,958	8		11		$507,584	$476,586	7
Trading Assets — Debt and Equity Instruments	182,060	166,795	165,930	193,386	180,750	9		1		177,028	166,729	6
Trading Assets — Derivative Receivables	65,417	60,465	56,151	61,664	82,432	8		(21)		60,935	87,650	(30)
Loans (a)	47,674	45,779	48,968	49,318	50,915	4		(6)		47,928	57,720	(17)
Adjusted Assets (b)	432,085	401,010	398,643	397,473	406,644	8		6		407,353	402,507	1
Equity (c)	20,000	20,000	20,000	20,000	20,000	—		—		20,000	22,460	(11)

Headcount	17,478	17,420	17,795	17,088	16,957	—		3		17,478	16,957	3

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$14	$(16)	$3	$24	$5	NM		180		$25	$877	(97)
Nonperforming Assets
- Nonperforming Loans (d)	954	1,075	1,345	1,703	1,991	(11)		(52)		954	1,991	(52)
- Other Nonperforming Assets	242	246	339	357	370	(2)		(35)		242	370	(35)
Allowance for Loan Losses	1,547	1,841	1,382	1,698	2,019	(16)		(23)		1,547	2,019	(23)
Allowance for Lending Related Commitments	305	358	447	479	485	(15)		(37)		305	485	(37)

Net Charge-off Rate (a)	0.14%	(0.17)%	0.03%	0.22%	0.04%	31	bp	10	bp	0.06%	1.64%	(158	)bp
Allowance for Loan Losses to Average Loans (a)	3.87	4.78	3.16	3.90	4.33	(91)		(46)		3.73	3.77	(4)
Allowance for Loan Losses to Nonperforming Loans (d)	163	172	103	101	103	(900)		6,000		163	103	6,000
Nonperforming Loans to Average Loans	2.00	2.35	2.75	3.45	3.91	(35)		(191)		1.99	3.45	(146)

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (e) (f)
Trading Activities:
Fixed Income (e)	$68	$80	NA	NA	NA	(15)%		NM		NA	NA	NM
Foreign Exchange	18	13	NA	NA	NA	38		NM		NA	NA	NM
Equities	20	25	NA	NA	NA	(20)		NM		NA	NA	NM
Commodities and Other	9	10	NA	NA	NA	(10)		NM		NA	NA	NM
Diversification	(42)	(43)	NA	NA	NA	2		NM		NA	NA	NM

Total Trading VAR	73	85	NA	NA	NA	(14)		NM		NA	NA	NM

Credit Portfolio VAR (f)	13	13	NA	NA	NA	—		NM		NA	NA	NM
Diversification	(7)	(9)	NA	NA	NA	22		NM		NA	NA	NM

Total Trading and Credit Portfolio VAR	$79	$89	NA	NA	NA	(11)		NM		NA	NA	NM

(a)
Loans include loans held for sale of $7,684 million, $7,281 million, $5,259 million, $5,742 million, and $4,279 million for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively. The full year average loans held for sale were $6,492 million and $4,201 million for 2004 and 2003, respectively. These amounts are not included in the allowance coverage ratios and net charge-off rates.

(b)
Adjusted assets equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased, (2) assets of VIEs consolidated under FIN 46R, (3) cash and securities segregated and on deposit for regulatory and other purposes and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset to equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(c)	Equity includes $15.6 billion of economic risk capital assigned to the IB for the full year ended December 31, 2004.
(d)
Nonpeforming loans include loans held for sale of $2 million, $4 million, $2 million, $30 million, and $30 million, as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(e)	Includes all mark-to-market trading activities, plus available-for-sale securities held for IB investing purposes.
(f)
Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market loan hedges, which are reported in Trading Revenue. This VAR does not include the accrual loan portfolio, which is not marked to market.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$373	$395	$375	$358	$371	(6)%		1%		$1,501	$1,419	6%
Asset Management, Administration and Commissions	323	331	338	357	318	(2)		2		1,349	1,202	12
Securities / Private Equity Gains (Losses)	(89)	6	—	—	18	NM		NM		(83)	383	NM
Mortgage Fees and Related Income	162	255	398	261	172	(36)		(6)		1,076	998	8
Credit Card Income	97	89	89	75	75	9		29		350	323	8
Other Income	27	18	65	4	16	50		69		114	(19)	NM

Noninterest Revenue	893	1,094	1,265	1,055	970	(18)		(8)		4,307	4,306	—
Net Interest Income	2,652	2,706	2,608	2,625	2,696	(2)		(2)		10,591	10,464	1

TOTAL NET REVENUE	3,545	3,800	3,873	3,680	3,666	(7)		(3)		14,898	14,770	1

Provision for Credit Losses	78	239	175	197	270	(67)		(71)		689	1,323	(48)

NONINTEREST EXPENSE
Compensation Expense	807	855	840	897	802	(6)		1		3,399	3,147	8
Noncompensation Expense	1,276	1,250	1,297	1,349	1,352	2		(6)		5,172	5,059	2
Amortization of Intangibles	132	133	133	133	133	(1)		(1)		531	532	—

TOTAL NONINTEREST EXPENSE	2,215	2,238	2,270	2,379	2,287	(1)		(3)		9,102	8,738	4

Operating Earnings before Income Tax Expense and Non-Core Portfolio Actions	1,252	1,323	1,428	1,104	1,109	(5)		13		5,107	4,709	8
Income Tax Expense (Benefit)	477	501	536	413	423	(5)		13		1,927	1,766	9

Operating Earnings before Non-Core Portfolio Actions	775	822	892	691	686	(6)		13		3,180	2,943	8

Non-Core Portfolio Actions: (a)
Impacts to:
Other Income	—	—	74	104	—	NM		NM		178	—	NM
Provision for Credit Losses	—	—	—	18	415	NM		NM		18	500	(96)

Total Non-Core Portfolio Actions	—	—	74	86	(415)	NM		NM		160	(500)	NM
Income Tax Expense (Benefit)	—	—	28	33	(158)	NM		NM		61	(190)	NM

Operating Earnings from Non-Core Portfolio Actions	—	—	46	53	(257)	NM		NM		99	(310)	NM

OPERATING EARNINGS	$775	$822	$938	$744	$429	(6)		81		$3,279	$2,633	25

FINANCIAL RATIOS
ROE	24%	25%	29%	23%	13%	(100	)bp	1,100	bp	25%	21%	400	bp
ROA	1.35	1.44	1.67	1.36	0.74	(9)		61		1.45	1.17	28
Overhead Ratio	62	59	58	63	62	300		—		60	59	100

SELECTED BALANCE SHEET (Ending)
Total Assets	$226,560	$227,952	$225,646	$217,191	$217,855	(1)%		4%		$226,560	$217,855	4%
Loans (b)	202,473	201,116	196,576	189,737	187,783	1		8		202,473	187,783	8
Core Deposits (c)	157,256	154,986	156,375	156,709	148,398	1		6		157,256	148,398	6
Total Deposits	182,765	180,727	183,084	183,786	176,451	1		4		182,765	176,451	4

SELECTED BALANCE SHEET (Average)
Total Assets	$228,647	$227,716	$226,193	$220,424	$231,045	—		(1)		$225,758	$224,354	1
Loans (d)	202,419	198,244	195,912	190,350	196,446	2		3		196,750	189,897	4
Core Deposits (c)	159,385	159,197	161,237	153,275	150,888	—		6		158,279	150,162	5
Total Deposits	183,498	183,921	186,994	180,019	178,558	—		3		183,608	179,748	2
Equity	13,050	13,050	13,050	13,050	12,865	—		1		13,050	12,259	6

Headcount	59,632	60,691	62,704	64,015	64,799	(2)		(8)		59,632	64,799	(8)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (e)	$606	$219	$176	$236	$969	177		(37)		$1,237	$1,875	(34)
Nonperforming Loans	1,161	1,308	1,282	1,483	1,692	(11)		(31)		1,161	1,692	(31)
Nonperforming Assets	1,385	1,557	1,551	1,796	2,053	(11)		(33)		1,385	2,053	(33)
Allowance for Loan Losses	1,228	1,764	1,907	1,909	1,937	(30)		(37)		1,228	1,937	(37)

Net Charge-off Rate (d)	1.28%	0.47%	0.40%	0.56%	2.26%	81	bp	(98	)bp	0.69%	1.16%	(47	)bp
Allowance for Loan Losses to Ending Loans (b)	0.67	0.94	1.07	1.12	1.18	(27)		(51)		0.67	1.18	(51)
Allowance for Loan Losses to Nonperforming Loans (f)	107	143	168	153	138	(3,600)		(3,100)		107	138	(3,100)
Nonperforming Loans to Total Loans	0.57	0.65	0.65	0.78	0.90	(8)		(33)		0.57	0.90	(33)

(a)	Includes gains on loan sales, valuation adjustments and loan loss reserve increases on the Bank One brokered home equity portfolio.
(b)
End of period loans include loans held for sale of $18,022 million, $12,816 million, $17,782 million, $19,499 million, and $23,390 million at December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(c)	Includes demand and savings deposits.
(d)
Average loans include loans held for sale of $13,534 million, $14,479 million, $19,818 million, $21,165 million, and $25,998 million for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. The full year average loans held for sale are $17,231 million and $28,160 million for 2004 and 2003, respectively. These amounts are not included in the net charge-off rate.

(e)
Includes $406 million of net charge-offs related to the Manufactured Home Loan portfolio in the fourth quarter of 2004 and $652 million of net charge-offs related to the non-core Bank One brokered home equity portfolio in the fourth quarter of 2003.

(f)
Nonperforming loans include loans held for sale of $13 million, $74 million, $144 million, $233 million, and $286 million at December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
RETAIL BUSINESSES
HOME FINANCE
PRIME PRODUCTION AND SERVICING
Production	$196	$168	$224	$207	$344	17%		(43)%		$795	$1,483	(46)%
Servicing:
Mortgage Servicing Revenue, net of amortization	169	134	184	145	159	26		6		632	501	26
MSR, net of hedging	(187)	153	94	54	(2)	NM		NM		114	801	(86)

Total Net Revenue	178	455	502	406	501	(61)		(64)		1,541	2,785	(45)
Noninterest Expense	266	296	276	303	323	(10)		(18)		1,141	1,174	(3)
Operating Earnings	(56)	103	143	63	112	NM		NM		253	1,016	(75)

CONSUMER REAL ESTATE LENDING
Total Net Revenue	$725	$704	$774	$703	$672	3		8		$2,906	$2,444	19
Provision for Credit Losses	(20)	65	78	45	114	NM		NM		168	690	(76)
Noninterest Expense	283	264	265	302	280	7		1		1,114	1,034	8
Operating Earnings	295	237	275	231	174	24		70		1,038	466	123

TOTAL HOME FINANCE
Total Net Revenue	$903	$1,159	$1,276	$1,109	$1,173	(22)		(23)		4,447	5,229	(15)
Provision for Credit Losses	(20)	65	78	45	114	NM		NM		168	690	(76)
Noninterest Expense	549	560	541	605	603	(2)		(9)		2,255	2,208	2
Operating Earnings	239	340	418	294	286	(30)		(16)		1,291	1,482	(13)

Origination Volume by Channel (in billions)
Retail	$18.5	$19.7	$27.2	$20.0	$21.2	(6)		(13)		$85.4	$112.5	(24)
Wholesale	11.7	11.6	15.7	9.5	11.2	1		4		48.5	67.4	(28)
Correspondent	4.2	5.4	7.9	5.3	9.3	(22)		(55)		22.8	44.5	(49)
Correspondent Negotiated Transactions	10.0	11.3	12.4	7.7	14.0	(12)		(29)		41.4	83.3	(50)

Total	44.4	48.0	63.2	42.5	55.7	(8)		(20)		198.1	307.7	(36)

Origination Volume by Business (in billions)
Mortgage	$32.4	$34.1	$47.9	$31.5	$44.1	(5)		(27)		$145.9	$265.4	(45)
Home Equity	12.0	13.9	15.3	11.0	11.6	(14)		3		52.2	42.3	23

Total	44.4	48.0	63.2	42.5	55.7	(8)		(20)		198.1	307.7	(36)

Business Metrics (in billions)
Loans Serviced (Ending)	$562.0	$553.5	$538.9	$521.2	$516.2	2		9		$562.0	$516.2	9
MSR Net Carrying Value (Ending)	5.1	5.2	5.8	4.3	4.9	(2)		4		5.1	4.9	4
End of Period Loans Owned
Mortgage Loans Held for Sale	14.2	9.5	14.0	13.3	16.3	49		(13)		14.2	16.3	(13)
Mortgage Loans Retained	42.6	46.5	42.5	38.6	36.7	(8)		16		42.6	36.7	16
Home Equity and Other Loans	67.9	67.3	63.6	59.4	57.7	1		18		67.9	57.7	18

Total End of Period Loans Owned	124.7	123.3	120.1	111.3	110.7	1		13		124.7	110.7	13
Average Loans Owned
Mortgage Loans Held for Sale	10.1	10.9	15.0	13.4	20.6	(7)		(51)		12.3	24.5	(50)
Mortgage Loans Retained	44.6	44.0	39.9	37.4	40.4	1		10		41.5	33.2	25
Home Equity and Other Loans	70.1	66.2	62.4	59.2	57.0	6		23		64.3	55.1	17

Total Average Loans Owned	124.8	121.1	117.3	110.0	118.0	3		6		118.1	112.8	5
Overhead Ratio	61%	48%	42%	55%	51%	1,300	bp	1,000	bp	51%	42%	900	bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.27%	1.50%	1.39%	1.59%	2.07%	(23)		(80)		1.27%	2.07%	(80)
Net Charge-offs
Mortgage	$5	$6	$5	$4	$28	(17)%		(82)%		$20	$55	(64)%
Home Equity and Other Loans (a)	449	57	62	101	110	NM		308		669	532	26

Total Net Charge-offs	454	63	67	105	138	NM		229		689	587	17
Net Charge-off Rate
Mortgage	0.04%	0.05%	0.05%	0.04%	0.27%	(1	)bp	(23	)bp	0.05%	0.17%	(12	)bp
Home Equity and Other Loans	2.55	0.34	0.40	0.69	0.77	221		178		1.04	0.97	7
Total Net Charge-off Rate (b)	1.57	0.23	0.27	0.45	0.57	134		100		0.65	0.66	(1)
Nonperforming Assets	$844	$997	$987	$1,220	$1,419	(15)%		(41)%		$844	$1,419	(41)%

(a)	Fourth quarter and full year 2004 includes $406 million of net charge-offs related to the Manufactured Home Loan portfolio.
(b)	Excludes mortgage loans held for sale.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
RETAIL BUSINESSES, CONTINUED
CONSUMER & SMALL BUSINESS BANKING
Total Net Revenue	$2,105	$2,076	$1,969	$2,007	$1,896	1%		11%		$8,157	$7,489	9%
Provision for Credit Losses	39	79	37	57	38	(51)		3		212	159	33
Noninterest Expense	1,362	1,379	1,432	1,479	1,380	(1)		(1)		5,652	5,605	1
Operating Earnings	430	377	308	290	292	14		47		1,405	1,060	33

Business Metrics (in billions)
End of Period Balances
Small Business Loans	$12.5	$12.4	$12.4	$12.2	$12.1	1		3		$12.5	$12.1	3
Consumer and Other Loans (a)	2.2	2.3	1.0	1.0	0.8	(4)		175		2.2	0.8	175

Total Loans	14.7	14.7	13.4	13.2	12.9	—		14		14.7	12.9	14
Core Deposits (b)	146.7	144.9	145.7	144.1	138.2	1		6		146.7	138.2	6
Total Deposits	172.2	170.6	172.0	171.2	166.3	1		4		172.2	166.3	4
Average Balances
Small Business Loans	12.4	12.4	12.4	12.2	11.9	—		4		12.4	11.8	5
Consumer and Other Loans (a)	2.2	2.3	2.2	2.6	2.3	(4)		(4)		2.3	2.5	(8)

Total Loans	14.6	14.7	14.6	14.8	14.2	(1)		3		14.7	14.3	3
Core Deposits (b)	148.1	148.2	148.2	143.5	139.0	—		7		147.0	134.4	9
Total Deposits	172.2	172.9	173.8	170.1	166.4	—		3		172.1	163.6	5

Number of:
Branches	2,508	2,467	2,435	2,409	2,402	41	#	106	#	2,508	2,402	106	#
ATMs	6,650	6,587	6,549	6,496	6,325	63		325		6,650	6,325	325
Personal Bankers	5,324	5,341	5,417	5,421	5,420	(17)		(96)		5,324	5,420	(96)
Personal Checking Accounts (in thousands)	7,286	7,222	7,045	6,892	6,757	64		529		7,286	6,757	529
Business Checking Accounts (in thousands)	894	891	881	870	860	3		34		894	860	34
Online Registered Customers (in thousands)	6,587	6,084	NA	NA	NA	503		NM		6,587	NA	NM
Debit Cards Issued (in thousands)	8,392	8,282	8,057	7,815	7,597	110		795		8,392	7,597	795
Overhead Ratio	65%	66%	73%	74%	73%	(100	)bp	(800	)bp	69%	75%	(600	)bp

Retail Brokerage Business Metrics
Investment Sales Volume	$2,770	$2,563	$2,893	$2,717	$2,596	8%		7%		$10,943	$10,182	7%
Number of Dedicated Investment Sales Representatives	1,364	1,393	1,404	1,440	1,322	(2)		3		1,364	1,322	3

Credit Quality Statistics
Net Charge-offs
Small Business	$32	$24	$29	$20	$31	33		3		$105	$119	(12)
Consumer and Other Loans	24	36	11	7	18	(33)		33		78	38	105

Total Net Charge-Offs	56	60	40	27	49	(7)		14		183	157	17
Net Charge-off Rate
Small Business	1.03%	0.77%	0.94%	0.66%	1.03%	26	bp	—	bp	0.85%	1.01%	(16	)bp
Consumer and Other Loans	4.34	6.23	2.01	1.08	3.10	(189)		124		3.39	1.52	187
Total Net Charge-Off Rate	1.53	1.62	1.10	0.73	1.37	(9)		16		1.24	1.10	14
Nonperforming Assets	$299	$313	$317	$327	$336	(4)%		(11)%		$299	$336	(11)%

(a)	Primarily community development loans.
(b)	Includes demand and savings deposits.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
RETAIL BUSINESSES
AUTO & EDUCATION FINANCE
Total Net Revenue	$364	$397	$454	$382	$421	(8)%		(14)%		$1,597	$1,724	(7)%
Provision for Credit Losses	59	95	60	95	118	(38)		(50)		309	474	(35)
Noninterest Expense	166	163	159	160	160	2		4		648	638	2
Operating Earnings	84	85	144	77	88	(1)		(5)		390	376	4

Business Metrics (in billions)
End of Period Loans and Lease Receivables
Loans Outstanding	$54.6	$53.7	$53.0	$54.3	$52.7	2		4		$54.6	$52.7	4
Lease Receivables	8.0	8.9	9.7	10.5	11.1	(10)		(28)		8.0	11.1	(28)

Total End of Period Loans and Lease Receivables	62.6	62.6	62.7	64.8	63.8	—		(2)		62.6	63.8	(2)
Average Loans and Lease Receivables
Loans Outstanding (Average) (a)	$54.2	$52.9	$53.9	$54.5	$52.4	2		3		$53.9	$50.4	7
Lease Receivables (Average)	8.4	9.2	10.1	10.7	11.4	(9)		(26)		9.6	12.2	(21)

Total Average Loans and Lease Receivables (a)	62.6	62.1	64.0	65.2	63.8	1		(2)		63.5	62.6	1
Overhead Ratio	46%	41%	35%	42%	38%	500	bp	800	bp	41%	37%	400	bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.55%	1.38%	1.30%	1.26%	1.71%	17		(16)		1.55%	1.71%	(16)
Net Charge-offs
Loans	$85	$83	$57	$85	$110	2%		(23)%		$310	$388	(20)%
Lease Receivables	11	13	12	19	20	(15)		(45)		55	91	(40)

Total Net Charge-offs	96	96	69	104	130	—		(26)		365	479	(24)
Net Charge-off Rate
Loans (a)	0.67%	0.65%	0.45%	0.69%	0.89%	2	bp	(22)	bp	0.61%	0.82%	(21	)bp
Lease Receivables	0.52	0.56	0.48	0.71	0.70	(4)		(18)		0.57	0.75	(18)
Total Net Charge-off Rate (a)	0.65	0.64	0.45	0.69	0.86	1		(21)		0.61	0.81	(20)
Nonperforming assets	$242	$247	$247	$249	$298	(2)%		(19)%		$242	$298	(19)%

INSURANCE
Total Net Revenue	$173	$168	$174	$182	$176	3		(2)		$697	$328	113
Noninterest Expense	138	136	138	135	144	1		(4)		547	287	91
Operating Earnings	22	20	22	30	20	10		10		94	25	276
Memo:
Consolidated Gross Insurance-Related Revenue (b)	421	429	424	413	412	(2)		2		1,687	1,259	34

Business Metrics — Ending Balances
Invested Assets	$7,368	$7,489	$7,343	$7,957	$7,638	(2)		(4)		$7,368	$7,638	(4)
Policy Loans	397	398	399	402	411	—		(3)		397	411	(3)
Insurance Policy and Claims Reserves	7,279	7,477	7,683	7,928	7,760	(3)		(6)		7,279	7,760	(6)
Term Life Premiums — First Year Annualized	13	15	15	13	15	(13)		(13)		56	20	180
Proprietary Annuity Sales	35	39	74	76	80	(10)		(56)		224	548	(59)
Policies in Force — Direct / Assumed (in thousands)	2,611	2,633	2,689	2,615	2,637	(1)		(1)		2,611	2,637	(1)
Insurance in Force — Direct / Assumed	277,827	274,390	272,932	268,976	263,525	1		5		277,827	263,525	5
Insurance in Force — Retained	80,691	76,727	75,995	75,046	74,588	5		8		80,691	74,588	8
A.M. Best Rating	A	A	A	A	A					A	A

(a)
Average loans include loans held for sale of $3.4 billion, $2.2 billion, $2.6 billion, $4.7 billion, and $3.5 billion for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. The full year average loans held for sale were $3.2 billion and $3.2 billion for 2004 and 2003, respectively. These are not included in the net charge-off rate.

(b)	Includes revenue reported in the results of other businesses.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$—	$26	$26	$25	$27	NM	%	NM	%	$77	$112	(31)%
Credit Card Income	886	784	823	678	839	13		6		3,171	2,922	9
Other Income	31	44	32	66	35	(30)		(11)		173	171	1

Noninterest Revenue	917	854	881	769	901	7		2		3,421	3,205	7
Net Interest Income	2,913	2,917	2,895	2,855	2,836	—		3		11,580	10,763	8

TOTAL NET REVENUE	3,830	3,771	3,776	3,624	3,737	2		2		15,001	13,968	7

Managed Provision for Credit Losses	1,735	1,662	1,757	1,725	1,801	4		(4)		6,879	6,791	1

NONINTEREST EXPENSE
Compensation Expense	270	317	315	323	302	(15)		(11)		1,225	1,203	2
Noncompensation Expense	825	926	864	853	805	(11)		2		3,468	3,020	15
Amortization of Intangibles	187	194	187	187	195	(4)		(4)		755	765	(1)

TOTAL NONINTEREST EXPENSE	1,282	1,437	1,366	1,363	1,302	(11)		(2)		5,448	4,988	9

Operating Earnings Before Income Tax Expense	813	672	653	536	634	21		28		2,674	2,189	22
Income Tax Expense	298	251	244	200	238	19		25		993	821	21

OPERATING EARNINGS	$515	$421	$409	$336	$396	22		30		$1,681	$1,368	23

Memo: Net Securitization Gains (Amortization)	$—	$(2)	$(2)	$2	$(19)	NM		NM		$(2)	$(6)	67

FINANCIAL METRICS
ROE	17%	14%	14%	11%	13%	300	bp	400	bp	14%	12%	200	bp
Overhead Ratio	33	38	36	38	35	(500)		(200)		36	36	—
% of Average Managed Outstandings:
Net Interest Income	8.79	8.90	9.17	9.10	8.96	(11)		(17)		8.99	8.63	36
Managed Provision for Credit Losses	5.24	5.07	5.57	5.50	5.69	17		(45)		5.34	5.45	(11)
Noninterest Revenue	2.77	2.61	2.79	2.45	2.85	16		(8)		2.66	2.57	9
Risk Adjusted Margin	6.32	6.44	6.40	6.05	6.11	(12)		21		6.30	5.76	54
Noninterest Expense	3.87	4.39	4.33	4.34	4.11	(52)		(24)		4.23	4.00	23
Pre-tax Income	2.45	2.05	2.07	1.71	2.00	40		45		2.08	1.76	32
Operating Earnings	1.55	1.28	1.30	1.07	1.25	27		30		1.30	1.10	20

BUSINESS METRICS
Charge Volume (in billions)	$75.3	$73.3	$70.6	$63.5	$68.9	3%		9%		$282.7	$255.3	11%
Net Accounts Opened (in thousands) (a)	2,729	2,755	10,269	2,011	1,908	(1)		43		17,764	8,755	103
Credit Cards Issued (in thousands)	94,285	95,946	96,343	87,014	85,942	(2)		10		94,285	85,942	10
Number of Registered Internet Customers (in millions)	13.6	12.4	11.5	9.9	8.9	10		53		13.6	8.9	53

Merchant Acquiring Business
Bank Card Volume (in billions)	$135.9	$123.5	$119.3	$110.1	$119.2	10		14		$488.8	$423.1	16
Total Transactions (in millions)	4,462	3,972	3,926	3,714	3,934	12		13		16,074	14,174	13

(a)	Net accounts opened includes originations, purchases and sales.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheet	$64,575	$60,241	$28,981	$29,187	$29,543	7%		119%		$64,575	$29,543	119%
Securitized Loans	70,795	71,256	69,752	68,747	71,956	(1)		(2)		70,795	71,956	(2)
Seller’s Interest and Accrued Interest Receivable (a)	—	—	30,177	27,485	27,193	NM		NM		—	27,193	NM

Managed Loans	$135,370	$131,497	$128,910	$125,419	$128,692	3		5		$135,370	$128,692	5

SELECTED AVERAGE BALANCES
Managed Assets	$138,013	$136,753	$134,141	$133,797	$133,077	1		4		$135,685	$132,342	3
Loans:
Loans on Balance Sheet	$61,317	$59,386	$29,748	$29,473	$30,042	3		104		$45,065	$31,799	42
Securitized Loans	70,505	70,980	68,008	70,054	71,814	(1)		(2)		69,892	69,069	1
Seller’s Interest and Accrued Interest Receivable (a)	—	—	29,181	26,652	23,763	NM		NM		13,882	23,820	(42)

Managed Loans	$131,822	$130,366	$126,937	$126,179	$125,619	1		5		$128,839	$124,688	3

Equity	11,800	11,800	11,800	11,800	11,800	—		—		11,800	11,800	—

Headcount	19,598	20,473	21,433	21,432	20,992	(4)		(7)		19,598	20,992	(7)

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,735	$1,598	$1,754	$1,722	$1,736	9		—		$6,809	$6,834	—
Net Charge-off Rate	5.24%	4.88%	5.56%	5.49%	5.48%	36	bp	(24	)bp	5.28%	5.48%	(20	)bp
12 Month Lagged	5.49	5.08	5.70	5.58	5.67	41		(18)		5.46	5.85	(39)

Delinquency ratios
30+ days	3.70%	3.81%	3.72%	4.02%	4.21%	(11)		(51)		3.70%	4.21%	(51)
90+ days	1.72	1.75	1.73	1.95	1.99	(3)		(27)		1.72	1.99	(27)

Allowance for Loan Losses	$2,994	$2,273	$1,677	$1,674	$1,671	32%		79%		$2,994	$1,671	79%
Allowance for Loan Losses to Period-end Loans (b)	4.64%	3.77%	5.79%	5.74%	5.66%	87	bp	(102	)bp	4.64%	5.66%	(102	)bp

(a)	Due to the decertification of seller’s interest effective July 1, 2004, seller’s interest is reported in Loans on the Consolidated balance sheet for all periods subsequent to June 30, 2004.
(b)
The heritage Bank One seller’s interest was decertificated effective July 1, 2004, and is reported in Loans on the Consolidated balance sheet. As a result, the Allowance for Loan Losses to Period-end Loans ratio beginning September 30, 2004, declined as the remaining portion of the decertificated seller’s interest was recorded at fair value without a corresponding allowance for loan loss.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

			PRO FORMA COMBINED			4QTR 2004		PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the Period	$1,672	$1,632	$1,534	$1,427	$1,637	2%	2%	$6,265	$5,945	5%
Securitization Adjustments	(786)	(848)	(711)	(749)	(798)	7	2	(3,094)	(3,023)	(2)

Managed Credit Card Income	$886	$784	$823	$678	$839	13	6	$3,171	$2,922	9

Other Income
Reported Data for the Period	$30	$47	$77	$105	$66	(36)	(55)	$259	$243	7
Securitization Adjustments	1	(3)	(45)	(39)	(31)	NM	NM	(86)	(72)	(19)

Managed Other Income	$31	$44	$32	$66	$35	(30)	(11)	$173	$171	1

Net Interest Income
Reported Data for the Period	$1,117	$1,138	$781	$743	$700	(2)	60	$3,779	$2,652	42
Securitization Adjustments	1,796	1,779	2,114	2,112	2,136	1	(16)	7,801	8,111	(4)

Managed Net Interest Income	$2,913	$2,917	$2,895	$2,855	$2,836	—	3	$11,580	$10,763	8

Total Net Revenue (b)
Reported Data for the Period	$2,819	$2,843	$2,418	$2,300	$2,430	(1)	16	$10,380	$8,952	16
Securitization Adjustments	1,011	928	1,358	1,324	1,307	9	(23)	4,621	5,016	(8)

Managed Total Net Revenue	$3,830	$3,771	$3,776	$3,624	$3,737	2	2	$15,001	$13,968	7

Provision for Credit Losses
Reported Data for the Period	$724	$734	$399	$401	$494	(1)	47	$2,258	$1,775	27
Securitization Adjustments	1,011	928	1,358	1,324	1,307	9	(23)	4,621	5,016	(8)

Managed Provision for Credit Losses	$1,735	$1,662	$1,757	$1,725	$1,801	4	(4)	$6,879	$6,791	1

BALANCE SHEET — AVERAGE BALANCES
Total Average Assets
Reported Data for the Period	$69,485	$67,718	$66,133	$63,743	$61,263	3	13	$66,780	$63,273	6
Securitization Adjustments	68,528	69,035	68,008	70,054	71,814	(1)	(5)	68,905	69,069	—

Managed Average Assets	$138,013	$136,753	$134,141	$133,797	$133,077	1	4	$135,685	$132,342	3

CREDIT QUALITY STATISTICS
Net Charge-offs
Reported Net Charge-offs Data for the period	$724	$670	$396	$398	$429	8	69	$2,188	$1,818	20
Securitization Adjustments	1,011	928	1,358	1,324	1,307	9	(23)	4,621	5,016	(8)

Managed Net Charge-offs	$1,735	$1,598	$1,754	$1,722	$1,736	9	—	$6,809	$6,834	—

(a)
JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating results exclude the impact of credit card securitizations on revenue, the provision for credit losses, net charge-offs and receivables. Securitization does not change reported net income versus operating earnings; however, it does affect the classification of items on the Consolidated statement of income.

(b)	Includes Credit Card Income, Other Income and Net Interest Income.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$147	$162	$168	$162	$169	(9)%		(13)%		$639	$725	(12)%
Asset Management, Administration and Commissions	12	12	10	11	11	—		9		45	48	(6)
Other Income	103	51	95	77	75	102		37		326	258	26

Noninterest Revenue	262	225	273	250	255	16		3		1,010	1,031	(2)
Net Interest Income	623	608	593	583	596	2		5		2,407	2,366	2

TOTAL NET REVENUE	885	833	866	833	851	6		4		3,417	3,397	1

Provision for Credit Losses	21	14	18	(86)	33	50		(36)		(33)	211	NM

NONINTEREST EXPENSE
Compensation Expense	153	176	167	158	152	(13)		1		654	611	7
Noncompensation Expense	281	286	286	274	281	(2)		—		1,127	1,149	(2)
Amortization of Intangibles	17	18	18	18	18	(6)		(6)		71	75	(5)

TOTAL NONINTEREST EXPENSE	451	480	471	450	451	(6)		—		1,852	1,835	1

Operating Earnings Before Income Tax Expense	413	339	377	469	367	22		13		1,598	1,351	18
Income Tax Expense	159	124	143	180	142	28		12		606	519	17

OPERATING EARNINGS	$254	$215	$234	$289	$225	18		13		$992	$832	19

MEMO:
Revenue by:
Lending	$280	$314	$314	$312	$325	(11)		(14)		$1,220	$1,359	(10)
Treasury & Securities Services	528	499	485	476	474	6		11		1,988	1,878	6
Investment Banking	61	24	49	45	51	154		20		179	164	9
Other	16	(4)	18	—	1	NM		NM		30	(4)	NM

Total Commercial Banking Revenue	$885	$833	$866	$833	$851	6		4		$3,417	$3,397	1

FINANCIAL RATIOS
ROE	30%	25%	28%	34%	23%	500	bp	700	bp	29%	20%	900	bp
ROA	1.81	1.53	1.70	2.14	1.64	28		17		1.79	1.46	33
Overhead Ratio	51	58	54	54	53	(700)		(200)		54	54	—

SELECTED BALANCE SHEET (Average)
Total Assets	$55,837	$55,957	$55,268	$54,279	$54,359	—%		3%		$55,338	$56,907	(3)%
Loans and Leases (a)	50,469	50,324	49,727	48,858	48,874	—		3		49,848	51,242	(3)
Deposits	66,719	64,796	67,695	64,324	59,875	3		11		65,883	56,971	16
Equity	3,400	3,400	3,400	3,400	3,859	—		(12)		3,400	4,247	(20)

Headcount	4,555	4,595	4,586	4,625	4,694	(1)		(3)		4,555	4,694	(3)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$45	$(13)	$30	$—	$51	NM		(12)		$62	$273	(77)
Nonperforming Loans (b)	527	579	614	780	875	(9)		(40)		527	875	(40)
Allowance for Loan Losses	1,322	1,350	1,219	1,223	1,300	(2)		2		1,322	1,300	2
Allowance for Lending Related Commitments	169	164	258	262	270	3		(37)		169	270	(37)

Net Charge-off Rate	0.35%	(0.10)%	0.24%	—%	0.41%	45	bp	(6	)bp	0.12%	0.53%	(41	)bp
Allowance for Loan Losses to Average Loans	2.62	2.68	2.45	2.50	2.66	(6)		(4)		2.65	2.54	11
Allowance for Loan Losses to Nonperforming Loans (b)	251	233	201	157	149	1,800		10,200		251	149	10,200
Nonperforming Loans to Average Loans	1.04	1.15	1.23	1.60	1.79	(11)		(75)		1.06	1.71	(65)

(a)	Includes a $411 million reclass from investment securities in the fourth quarter of 2004.
(b)
Nonperforming loans include loans held for sale of $9 million and $3 million, as of June 30, 2004 and December 31, 2003, respectively. There were no nonperforming loans held for sale as of December 31, 2004, September 30, 2004 and March 31, 2004. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$200	$218	$243	$245	$243	(8)%		(18)%		$906	$937	(3)%
Asset Management, Administration and Commissions	630	600	645	601	551	5		14		2,476	2,055	20
Other Income	112	103	109	85	123	9		(9)		409	341	20

Noninterest Revenue	942	921	997	931	917	2		3		3,791	3,333	14
Net Interest Income	471	418	371	349	353	13		33		1,609	1,439	12

TOTAL NET REVENUE	1,413	1,339	1,368	1,280	1,270	6		11		5,400	4,772	13

Provision for Credit Losses	3	—	3	1	3	NM		—		7	11	(36)
Credit Reimbursement to IB (a)	(43)	(43)	(43)	(43)	(54)	—		20		(172)	(216)	20

NONINTEREST EXPENSE
Compensation Expense	471	472	466	470	452	—		4		1,879	1,748	7
Noncompensation Expense	643	654	678	599	540	(2)		19		2,574	2,034	27
Amortization of Intangibles	32	30	31	32	25	7		28		125	91	37

TOTAL NONINTEREST EXPENSE	1,146	1,156	1,175	1,101	1,017	(1)		13		4,578	3,873	18

Operating Earnings before Income Tax Expense	221	140	147	135	196	58		13		643	672	(4)
Income Tax Expense (Benefit)	76	44	44	42	67	73		13		206	218	(6)

OPERATING EARNINGS	$145	$96	$103	$93	$129	51		12		$437	$454	(4)

REVENUE BY BUSINESS
Treasury Services (b)	$642	$629	$584	$566	$526	2		22		$2,421	$2,065	17
Investor Services	454	404	470	413	396	12		15		1,741	1,502	16
Institutional Trust Services	317	306	314	301	348	4		(9)		1,238	1,205	3

TOTAL NET REVENUE	$1,413	$1,339	$1,368	$1,280	$1,270	6		11		$5,400	$4,772	13

MEMO
Treasury Services Firmwide Revenue (b)	$1,238	$1,205	$1,164	$1,131	$1,095	3		13		$4,738	$4,388	8
Treasury & Securities Services Firmwide Revenue (b)	2,009	1,915	1,948	1,845	1,839	5		9		7,717	7,095	9

FINANCIAL RATIOS
ROE	30%	20%	22%	20%	27%	1,000	bp	300	bp	23%	24%	(100	)bp
Overhead Ratio	81	86	86	86	80	(500)		100		85	81	400

MEMO
Treasury Services Firmwide Overhead Ratio (c)	61	59	64	67	63	200		(200)		63	61	200
Treasury & Securities Services Firmwide Overhead Ratio (c)	69	72	72	72	68	(300)		100		71	68	300

BUSINESS METRICS
Assets under Custody (in billions)	$9,137	$8,261	$7,980	$8,001	$7,597	11%		20%		$9,137	$7,597	20%
Corporate Trust Securities under Administration (in billions) (d)	6,593	6,569	6,464	6,611	6,320	—		4		6,593	6,320	4

SELECTED BALANCE SHEET (Average)
Total Assets	$28,538	$24,831	$26,745	$25,141	$26,610	15		7		$26,316	$24,951	5
Loans	9,988	8,457	8,272	7,524	7,775	18		28		8,564	7,319	17
Deposits
U.S. Deposits	101,351	90,466	85,828	79,168	74,030	12		37		89,240	70,911	26
Non-U.S. Deposits	48,726	48,234	48,994	45,656	41,548	1		17		47,906	40,126	19

Total Deposits	150,077	138,700	134,822	124,824	115,578	8		30		137,146	111,037	24
Equity	1,900	1,900	1,900	1,900	1,900	—		—		1,900	1,900	—

MEMO
Treasury Services Firmwide Deposits (e)	125,345	121,123	124,818	120,364	112,952	3		11		122,914	111,017	11
Treasury & Securities Services Firmwide Deposits (e)	211,988	198,860	198,067	186,179	173,047	7		23		198,810	165,792	20

Headcount	22,612	22,246	22,393	22,821	22,673	2		—		22,612	22,673	—

(a)
Management has charged TSS a credit reimbursement, which is the pre-tax amount of earnings, less cost of capital, related to certain exposures managed within the Investment Bank (“IB”) credit portfolio on behalf of clients shared with TSS.

(b)
TSS and Treasury Services (“TS”) firmwide revenues include TS revenues recorded in certain other lines of business. Revenue associated with Treasury Services’ customers who are also customers of the Commercial Banking, Consumer & Small Business Banking and Asset & Wealth Management lines of business are reported in these other lines of business and are excluded from Treasury Services as follows:

			PRO FORMA COMBINED			4QTR 2004		PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
Treasury Services Revenue Reported in Commercial Banking	$528	$499	$485	$476	$474	6%	11%	$1,988	$1,878	6%
Treasury Services Revenue Reported in Other Lines of Business	68	77	95	89	95	(12)	(28)	329	445	(26)

Note: Foreign Exchange revenues are apportioned between TSS and the Investment Bank and only TSS’s share is included in TSS Firmwide Revenue.
(c)
TSS and TS Firmwide Overhead Ratios have been calculated based on the Firmwide Revenues described in footnote (b) and TSS or TS expenses, respectively, including those allocated to certain other lines of business.

(d)	Corporate Trust Securities under Administration include debt held in trust on behalf of third parties and debt serviced as agent.
(e)
TSS and TS Firmwide Deposits include TS’ deposits recorded in certain other lines of business. Deposits associated with Treasury Services’ customers who are also customers of the Commercial Banking line of businesses are reported in that line of business and are excluded from Treasury Services.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data, and where otherwise noted)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$10	$10	$9	$10	$11	—%		(9)%		$39	$44	(11)%
Asset Management, Administration and Commissions	952	859	886	911	844	11		13		3,608	3,072	17
Other Income	60	55	49	52	89	9		(33)		216	213	1

Noninterest Revenue	1,022	924	944	973	944	11		8		3,863	3,329	16
Net Interest Income	288	269	241	240	245	7		18		1,038	946	10

TOTAL NET REVENUE	1,310	1,193	1,185	1,213	1,189	10		10		4,901	4,275	15

Provision for Credit Losses	(21)	1	(5)	9	37	NM		NM		(16)	48	NM

NONINTEREST EXPENSE
Compensation Expense	459	452	448	428	409	2		12		1,787	1,626	10
Noncompensation Expense	436	409	423	394	413	7		6		1,662	1,520	9
Amortization of Intangibles	24	23	23	23	22	4		9		93	88	6

TOTAL NONINTEREST EXPENSE	919	884	894	845	844	4		9		3,542	3,234	10

Operating Earnings before Income Tax Expense	412	308	296	359	308	34		34		1,375	993	38
Income Tax Expense (Benefit)	149	111	106	130	109	34		37		496	364	36

OPERATING EARNINGS	$263	$197	$190	$229	$199	34		32		$879	$629	40

FINANCIAL RATIOS
ROE	44%	33%	32%	38%	32%	1,100	bp	1,200	bp	37%	25%	1,200	bp
Overhead Ratio	70	74	75	70	71	(400)		(100)		72	76	(400)
Pre-Tax Margin Ratio (a)	31	26	25	30	26	500		500		28	23	500

BUSINESS METRICS
Number of:
Client Advisors	1,226	1,230	1,209	1,239	1,261	—%		(3)%		1,226	1,261	(3)%
Brown Co Average Daily Trades	30,521	23,969	28,702	36,470	31,369	27		(3)		29,901	27,150	10
Retirement Planning Services Participants	918,000	874,000	844,000	816,000	756,000	5		21		918,000	756,000	21
Star Rankings: (b)
% of Customer Assets in Funds Ranked 4 or Better	48%	56%	52%	50%	48%	(14)		—		48%	48%	—
% of Customer Assets in Funds Ranked 3 or Better	81	80	78	78	75	1		8		81	75	8

REVENUE BY CLIENT SEGMENT
Institutional	$296	$287	$269	$281	$264	3		12		$1,133	$968	17
Private Bank	427	383	388	394	406	11		5		1,592	1,515	5
Private Client Services	260	251	241	254	237	4		10		1,006	920	9
Retail	327	272	287	284	282	20		16		1,170	872	34

Total Net Revenue	$1,310	$1,193	$1,185	$1,213	$1,189	10		10		$4,901	$4,275	15

SELECTED BALANCE SHEET (Average)
Total Assets	$40,689	$39,882	$40,223	$40,171	$38,765	2		5		$40,241	$38,337	5
Loans	25,966	25,408	24,943	24,130	23,618	2		10		25,115	23,333	8
Deposits	43,022	38,520	36,552	34,792	32,722	12		31		38,236	30,884	24
Equity	2,400	2,400	2,400	2,400	2,465	—		(3)		2,400	2,517	(5)

Headcount	12,287	12,368	12,311	12,180	12,374	(1)		(1)		12,287	12,374	(1)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$5	$6	$6	$53	$1	(17)		400		$70	$21	233
Nonperforming Loans	79	125	144	159	215	(37)		(63)		79	215	(63)
Allowance for Loan Losses	216	241	114	124	170	(10)		27		216	170	27
Allowance for Lending Related Commitments	5	5	4	5	4	—		25		5	4	25

Net Charge-off Rate	0.08%	0.09%	0.10%	0.88%	0.02%	(1	)bp	6	bp	0.28%	0.09%	19	bp
Allowance for Loan Losses to Average Loans	0.83	0.95	0.46	0.51	0.72	(12)		11		0.86	0.73	13
Allowance for Loan Losses to Nonperforming Loans	273	193	79	78	79	8,000		19,400		273	79	19,400
Nonperforming Loans to Average Loans	0.30	0.49	0.58	0.66	0.91	(19)		(61)		0.31	0.92	(61)

(a)
Pre-tax margin represents Operating Earnings before Income Taxes / Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings after all costs are taken into consideration.

(b)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except ranking data)

			PRO FORMA COMBINED			4QTR 2004		PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
Asset Class
Liquidity	$232	$210	$216	$228	$228	10%	2%	$232	$228	2%
Fixed Income	171	174	180	185	181	(2)	(6)	171	181	(6)
Equities, Balanced and Other	388	351	355	359	335	11	16	388	335	16

Assets under Management	791	735	751	772	744	8	6	791	744	6
Custody / Brokerage / Administration / Deposits	478	434	428	415	397	10	20	478	397	20

Total Assets under Supervision	$1,269	$1,169	$1,179	$1,187	$1,141	9	11	$1,269	$1,141	11

Client Segment
Institutional
Assets under Management	$466	$426	$436	$449	$436	9	7	$466	$436	7
Custody / Brokerage / Administration / Deposits	184	170	170	164	160	8	15	184	160	15

Assets under Supervision	650	596	606	613	596	9	9	650	596	9
Private Bank
Assets under Management	139	136	139	141	138	2	1	139	138	1
Custody / Brokerage / Administration / Deposits	165	143	138	135	128	15	29	165	128	29

Assets under Supervision	304	279	277	276	266	9	14	304	266	14
Private Client Services
Assets under Management	53	51	51	52	52	4	2	53	52	2
Custody / Brokerage / Administration / Deposits	41	40	40	39	38	2	8	41	38	8

Assets under Supervision	94	91	91	91	90	3	4	94	90	4
Retail
Assets under Management	133	122	125	129	117	9	14	133	117	14
Custody / Brokerage / Administration / Deposits	88	81	80	78	72	9	22	88	72	22

Assets under Supervision	221	203	205	207	189	9	17	221	189	17

Total Assets under Supervision	$1,269	$1,169	$1,179	$1,187	$1,141	9	11	$1,269	$1,141	11

Geographic Region
Americas
Assets under Management	$562	$531	$546	$560	$548	6	3	$562	$548	3
Custody / Brokerage / Administration / Deposits	444	404	396	385	362	10	23	444	362	23

Assets under Supervision	1,006	935	942	945	910	8	11	1,006	910	11
International
Assets under Management	229	204	205	212	196	12	17	229	196	17
Custody / Brokerage / Administration / Deposits	34	30	32	30	35	13	(3)	34	35	(3)

Assets under Supervision	263	234	237	242	231	12	14	263	231	14

Total Assets under Supervision	$1,269	$1,169	$1,179	$1,187	$1,141	9	11	$1,269	$1,141	11

Memo:
Mutual Funds Assets:
Liquidity	$183	$163	$173	$175	$178	12	3	$183	$179	3
Fixed Income	41	48	49	50	49	(15)	(16)	41	49	(16)
Equities, Balanced and Other	104	97	96	99	88	7	18	104	88	18

Total Mutual Funds Assets	$328	$308	$318	$324	$315	6	4	$328	$315	4

Assets Under Supervision Rollforward
Beginning Balance	$1,169	$1,179	$1,187	$1,141	$1,087	(1)%	8%	$1,141	$974	17%
Net Asset Flows	18	(7)	—	14	(1)	NM	NM	25	(9)	NM
Market / Other Impact (a)	82	(3)	(8)	32	55	NM	49	103	176	(41)

Ending Balance	$1,269	$1,169	$1,179	$1,187	$1,141	9	11	$1,269	$1,141	11

(a)
Other reflects the acquisition of a majority interest in Highbridge Capital Management in the fourth quarter of 2004 ($7 billion), and the acquisition of RPS ($41 billion) in the second quarter of 2003.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS (in millions, except headcount data)

			PRO FORMA COMBINED			4QTR 2004		PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
INCOME STATEMENT
Revenue
Securities / Private Equity Gains (Losses)	$584	$347	$343	$561	$(9)	68%	NM	$1,835	$1,131	62%
Other Income	(140)	67	(11)	(94)	(40)	NM	(250)%	(178)	(234)	24

Noninterest Revenue	444	414	332	467	(49)	7	NM	1,657	897	85
Net Interest Income	(667)	(500)	(234)	(277)	(178)	(33)	(275)	(1,678)	(636)	(164)

TOTAL NET REVENUE	(223)	(86)	98	190	(227)	(159)	2	(21)	261	NM

Provision for Credit Losses	—	(1)	(27)	(84)	(48)	NM	NM	(112)	124	NM

Noninterest Expense
Compensation Expense	662	786	751	799	625	(16)	6	2,998	2,894	4
Noncompensation Expense	1,215	1,146	1,200	1,199	1,228	6	(1)	4,760	4,506	6
Net Expenses Allocated to Other Businesses	(1,417)	(1,426)	(1,463)	(1,452)	(1,379)	1	(3)	(5,758)	(5,647)	(2)

TOTAL NONINTEREST EXPENSE	460	506	488	546	474	(9)	(3)	2,000	1,753	14

Operating Earnings before Income Tax Expense	(683)	(591)	(363)	(272)	(653)	(16)	(5)	(1,909)	(1,616)	(18)
Income Tax Expense (Benefit)	(387)	(372)	(260)	(257)	(446)	(4)	13	(1,276)	(1,101)	(16)

OPERATING EARNINGS	$(296)	$(219)	$(103)	$(15)	$(207)	(35)	(43)	$(633)	$(515)	(23)

SELECTED AVERAGE BALANCE SHEET
Short-term Investments (a)	$19,252	$26,432	$14,669	$5,878	$7,905	(27)	144	$16,593	$8,297	100
Investment Portfolio (b)	69,604	71,050	93,259	98,541	95,359	(2)	(27)	83,532	104,035	(20)
Goodwill (c)	42,980	42,958	43,030	42,942	42,555	—	1	42,978	42,279	2
Total Assets	197,794	204,884	225,267	223,793	200,443	(3)	(1)	212,871	205,723	3

Headcount	24,806	24,482	24,386	24,891	25,074	1	(1)	24,806	25,074	(1)

TREASURY
Securities Gains (Losses) (d)	$77	$109	$(54)	$226	$(267)	(29)	NM	$358	$740	(52)

Investment Portfolio (Average)	$63,362	$65,508	$85,460	$89,248	$86,097	(3)	(26)	$75,832	$94,233	(20)

(a)	Represents federal funds sold, securities borrowed, trading assets — debt and equity instruments and trading assets — derivative receivables.
(b)	Represents investment securities and private equity investments.
(c)	All goodwill is allocated to the Corporate line of business.
(d)	Excludes gains/losses on securities used to manage risk associated with mortgage servicing rights.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

			PRO FORMA COMBINED			4QTR 2004		PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$442	$277	$411	$340	$290	60%	52%	$1,470	$674	118%
Write-ups / (Write-downs)	(111)	(31)	(54)	(69)	(207)	(258)	46	(265)	(447)	41
Mark-to-Market Gains (Losses)	167	(27)	13	39	67	NM	149	192	247	(22)

Total Direct Investments	498	219	370	310	150	127	232	1,397	474	195
Third-Party Fund Investments	8	16	22	23	72	(50)	(89)	69	(114)	NM

Total Private Equity Gains (Losses)	506	235	392	333	222	115	128	1,466	360	307
Other Income	16	14	10	9	10	14	60	49	46	7
Net Interest Income	(70)	(89)	(98)	(113)	(112)	21	38	(370)	(456)	19

Total Net Revenue	452	160	304	229	120	183	277	1,145	(50)	NM
Total Noninterest Expense	79	73	79	78	87	8	(9)	309	298	4

Operating Earnings before Income Tax Expense	373	87	225	151	33	329	NM	836	(348)	NM
Income Tax Expense (Benefit)	134	27	75	54	11	396	NM	290	(129)	NM

OPERATING EARNINGS	$239	$60	$150	$97	$22	298	NM	$546	$(219)	NM

Private Equity Portfolio Information
Direct Investments
Public Securities
Carrying Value	$1,170	$958	$936	$809	$741	22	58
Cost	744	675	623	578	509	10	46
Quoted Public Value	1,758	1,415	1,431	1,239	1,109	24	59
Private Direct Securities
Carrying Value	5,686	6,011	6,140	6,424	6,980	(5)	(19)
Cost	7,178	7,551	7,757	7,924	8,429	(5)	(15)
Third-Party Fund Investments
Carrying Value	641	1,138	1,559	1,803	1,896	(44)	(66)
Cost	1,042	1,761	2,161	2,447	2,614	(41)	(60)

Total Private Equity Portfolio — Carrying Value	$7,497	$8,107	$8,635	$9,036	$9,617	(8)	(22)

Total Private Equity Portfolio — Cost	$8,964	$9,987	$10,541	$10,949	$11,552	(10)	(22)

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Dec 31, 2004
			PRO FORMA COMBINED			Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2004	2004	2004	2004	2003	2004	2003
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$99,868	$99,451	$99,860	$99,455	$99,352	—%	1%
Loans — Non-U.S.	35,199	32,893	33,151	34,376	33,832	7	4

TOTAL WHOLESALE LOANS — REPORTED	135,067	132,344	133,011	133,831	133,184	2	1

CONSUMER (b)
Consumer Real Estate
Home Finance — Home Equity & Other	67,837	67,368	63,598	59,437	57,710	1	18
Home Finance — Mortgage	56,816	56,035	56,502	51,881	53,006	1	7
Auto & Education Finance	62,712	62,587	62,671	64,784	63,754	—	(2)
Small Business & Other Consumer	15,107	15,126	13,805	13,635	13,313	—	13
Credit Card Receivables — Reported	64,575	60,241	28,981	29,187	29,543	7	119

TOTAL CONSUMER LOANS — REPORTED	267,047	261,357	225,557	218,924	217,326	2	23

TOTAL LOANS — REPORTED	402,114	393,701	358,568	352,755	350,510	2	15
Credit Card Securitizations	70,795	71,256	99,929	96,232	99,149	(1)	(29)

TOTAL LOANS — MANAGED	472,909	464,957	458,497	448,987	449,659	2	5
Derivative Receivables (c)	65,982	57,795	55,086	63,898	88,959	14	(26)
Interests in Purchased Receivables (d)	31,722	30,479	30,184	28,912	37,690	4	(16)
Other Receivables	—	—	108	108	108	NM	NM

TOTAL CREDIT-RELATED ASSETS	570,613	553,231	543,875	541,905	576,416	3	(1)
Wholesale Lending-Related Commitments	309,399	315,946	321,615	333,655	324,030	(2)	(5)

TOTAL	$880,012	$869,177	$865,490	$875,560	$900,446	1	(2)

Memo: Total by Category
Total Wholesale Exposure (e)	$542,170	$536,564	$540,004	$560,404	$583,971	1	(7)
Total Consumer Managed Loans (f)	337,842	332,613	325,486	315,156	316,475	2	7

Total	$880,012	$869,177	$865,490	$875,560	$900,446	1	(2)

WHOLESALE CREDIT EXPOSURE
Credit Exposure	$542,170	$536,564	$540,004	$560,404	$583,971	1	(7)

Risk Profile of Credit Exposure:
Investment-Grade	441,930	429,198	NA	NA	NA	3	NM
Noninvestment-Grade:
Performing	98,074	104,990	NA	NA	NA	(7)	NM
Nonperforming	1,815	2,021	NA	NA	NA	(10)	NM
Purchased Held for Sale Commercial Loans (g)	351	355	NA	NA	NA	(1)	NM

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.
(b)	Includes Retail Financial Services and Card Services.
(c)
These amounts include the effect of legally enforceable master netting agreements. Effective January 1, 2004, the Firm elected to net cash paid and received under legally enforceable master netting agreements. Prior periods were not restated.

(d)	These represent undivided interests in pools of receivables and similar types of assets.
(e)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables, Other Receivables and Wholesale Lending-Related Commitments.
(f)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(g)	Represents distressed wholesale loans purchased as part of the IB’s proprietary investing activities.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Dec 31, 2004
			PRO FORMA COMBINED			Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30		Dec 31
	2004	2004	2004	2004	2003	2004		2003
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans — U.S.	$1,228	$1,405	$1,382	$1,786	$2,108	(13)%		(42)%
Loans — Non-U.S.	346	378	726	856	973	(8)		(64)

TOTAL WHOLESALE LOANS — REPORTED (a)	1,574	1,783	2,108	2,642	3,081	(12)		(49)

CONSUMER LOANS
Consumer Real Estate	673	789	750	944	1,103	(15)		(39)
Auto & Education Finance	193	211	221	220	264	(9)		(27)
Small Business & Other Consumer	295	308	311	319	325	(4)		(9)
Credit Card Receivables — Reported	8	9	9	10	11	(11)		(27)

TOTAL CONSUMER LOANS — REPORTED	1,169	1,317	1,291	1,493	1,703	(11)		(31)

TOTAL LOANS REPORTED (a)	2,743	3,100	3,399	4,135	4,784	(12)		(43)
Derivative Receivables	241	238	223	240	253	1		(5)
Other Receivables	—	—	108	108	108	NM		NM
Assets Acquired in Loan Satisfactions	247	299	320	369	422	(17)		(41)

TOTAL NONPERFORMING ASSETS (a)	$3,231	$3,637	$4,050	$4,852	$5,567	(11)		(42)

PURCHASED HELD FOR SALE WHOLESALE LOANS (b)	$351	$355	$374	$331	$22	(1)		NM

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.68%	0.79%	0.95%	1.17%	1.36%	(11	)bp	(68	)bp

NONPERFORMING ASSETS BY LOB
Investment Bank	$1,196	$1,321	$1,684	$2,060	$2,361	(9)%		(49)%
Retail Financial Services	1,385	1,557	1,551	1,796	2,053	(11)		(33)
Card Services	8	9	9	10	11	(11)		(27)
Commercial Banking	547	606	642	810	909	(10)		(40)
Treasury & Securities Services	14	4	5	—	—	250		NM
Asset and Wealth Management	81	140	159	176	233	(42)		(65)

Total	$3,231	$3,637	$4,050	$4,852	$5,567	(11)		(42)

(a)	Excludes purchased held-for-sale (“HFS”) wholesale loans.
(b)	Represents distressed wholesale loans purchased as part of the IB’s proprietary investing activities.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

			PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
GROSS CHARGE-OFFS

Wholesale Loans	$123	$80	$208	$208	$274	54%		(55)%		$619	$1,730	(64)%
Consumer (Excluding Card)	658	269	244	314	1,034	145		(36)		1,485	2,135	(30)
Credit Card Receivables — Reported	784	760	434	437	470	3		67		2,415	2,015	20

Total Loans — Reported	1,565	1,109	886	959	1,778	41		(12)		4,519	5,880	(23)
Credit Card Securitizations	1,126	1,039	1,507	1,479	1,458	8		(23)		5,151	5,652	(9)

Total Loans — Managed	2,691	2,148	2,393	2,438	3,236	25		(17)		9,670	11,532	(16)

RECOVERIES

Wholesale Loans	55	104	167	130	217	(47)		(75)		456	559	(18)
Consumer (Excluding Card)	52	50	68	78	65	4		(20)		248	260	(5)
Credit Card Receivables — Reported	60	90	38	39	41	(33)		46		227	197	15

Total Loans — Reported	167	244	273	247	323	(32)		(48)		931	1,016	(8)
Credit Card Securitizations	115	111	149	155	151	4		(24)		530	636	(17)

Total Loans — Managed	282	355	422	402	474	(21)		(41)		1,461	1,652	(12)

NET CHARGE-OFFS

Wholesale Loans	68	(24)	41	78	57	NM		19		163	1,171	(86)
Consumer (Excluding Card)	606	219	176	236	969	177		(37)		1,237	1,875	(34)
Credit Card Receivables — Reported	724	670	396	398	429	8		69		2,188	1,818	20

Total Loans — Reported	1,398	865	613	712	1,455	62		(4)		3,588	4,864	(26)
Credit Card Securitizations	1,011	928	1,358	1,324	1,307	9		(23)		4,621	5,016	(8)

Total Loans — Managed	$2,409	$1,793	$1,971	$2,036	$2,762	34		(13)		$8,209	$9,880	(17)

NET CHARGE-OFF RATES — ANNUALIZED
Wholesale Loans (a)	0.21%	(0.08)%	0.13%	0.25%	0.18%	29	bp	3	bp	0.13%	0.86%	(73	)bp
Consumer (Excluding Card) (b)	1.28	0.47	0.40	0.56	2.26	81		(98)		0.69	1.16	(47)
Credit Card Receivables — Reported	4.70	4.49	5.35	5.43	5.67	21		(97)		4.86	5.72	(86)
Total Loans — Reported (a) (b)	1.47	0.93	0.74	0.89	1.76	54		(29)		1.02	1.48	(46)
Credit Card Securitizations	5.70	5.20	5.62	5.51	5.43	50		27		5.52	5.40	12
Total Loans — Managed (a) (b)	2.13	1.62	1.85	1.95	2.59	51		(46)		1.88	2.34	(46)

Memo: Credit Card — Managed	5.24	4.88	5.56	5.49	5.48	36		(24)		5.28	5.48	(20)

(a)
Wholesale loans held for sale were $7,684 million, $7,281 million, $5,259 million, $5,742 million, and $4,279 million for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. The full year average loans held for sale were $6,492 million and $4,201 million for 2004 and 2003, respectively. These amounts are not included in the net charge-off rates.

(b)
Average consumer loans (excluding Card) held for sale were $13,534 million, $14,479 million, $19,818 million, $21,165 million, and $25,998 million for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. The full year average loans held for sale were $17,231 million and $28,160 million for 2004 and 2003, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

				PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR	3QTR		2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004		2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,493	$7,090		$7,443	$7,995	$8,660	6%		(13)%		$7,995	$9,273	(14)%
Net Charge-Offs	(1,398)	(865)		(613)	(712)	(1,455)	(62)		4		(3,588)	(4,864)	26
Provision for Loan Losses (a)	1,206	1,395		285	162	790	(14)		53		3,048	3,721	(18)
Other	19	(127	)(b)	(25)	(2)	—	NM		NM		(135)	(135)	—

Ending Balance	$7,320	$7,493		$7,090	$7,443	$7,995	(2)		(8)		$7,320	$7,995	(8)

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$541	$768		$805	$814	$796	(30)		(32)		$814	$965	(16)
Provision for Lending-Related Commitments (c)	(49)	(226)		(37)	(9)	18	78		NM		(321)	(151)	(113)
Other	—	(1)		—	—	—	NM		NM		(1)	—	NM

Ending Balance	$492	$541		$768	$805	$814	(9)		(40)		$492	$814	(40)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$469	$498		NA	NA	NA	(6)		NM
Expected Loss	1,639	1,832		NA	NA	NA	(11)		NM
Stress	990	1,126		NA	NA	NA	(12)		NM

Total Wholesale	3,098	3,456		3,506	3,860	4,387	(10)		(29)

Consumer
Expected Loss	3,169	3,159		NA	NA	NA	—		NM
Stress	1,053	878		NA	NA	NA	20		NM

Total Consumer	4,222	4,037		3,584	3,583	3,608	5		17

Total Allowance for Loan Losses	7,320	7,493		7,090	7,443	7,995	(2)		(8)
ALLOWANCE FOR LENDING-RELATED COMMITMENTS	492	541		768	805	814	(9)		(40)

Total Allowance for Credit Losses	$7,812	$8,034		$7,858	$8,248	$8,809	(3)		(11)

Wholesale Allowance for Loan Losses to Total Wholesale Loans (d)	2.43%	2.76%		2.74%	3.01%	3.40%	(33	)bp	(97	)bp
Consumer Allowance for Loan Losses to Total Consumer Loans (e)	1.70	1.62		1.72	1.80	1.86	8		(16)
Allowance for Loan Losses to Total Loans (d) (e)	1.94	2.01		2.11	2.27	2.48	(7)		(54)
Allowance for Loan Losses to Total Nonperforming Loans (f)	268	248		219	192	179	2,000		8,900

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,547	$1,841		$1,382	$1,698	$2,019	(16)%		(23)%
Retail Financial Services	1,228	1,764		1,907	1,909	1,937	(30)		(37)
Card Services	2,994	2,273		1,677	1,674	1,671	32		79
Commercial Banking	1,322	1,350		1,219	1,223	1,300	(2)		2
Treasury & Securities Services	9	9		2	2	2	—		350
Asset and Wealth Management	216	241		114	124	170	(10)		27
Corporate	4	15		789	813	896	(73)		(100)

Total	$7,320	$7,493		$7,090	$7,443	$7,995	(2)		(8)

(a)	Includes $525 million, $560 million and $1,085 million related to accounting policy conformity in the fourth quarter, third quarter and full year 2004.
(b)	Related to the transfer of the allowance for accrued interest and fees on reported and securitized credit card loans.
(c)	Includes $(227) million related to accounting policy conformity in the third quarter 2004.
(d)
Loans held for sale were $7,684 million, $7,281 million, $5,259 million, $5,742 million, and $4,279 million, as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(e)
Loans held for sale were $18,022 million, $12,816 million, $17,782 million, $19,499 million, and $23,390 million, as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(f)
Nonperforming loans held for sale were $15 million, $78 million, $155 million, $263 million, and $319 million, as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003 respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

			PRO FORMA COMBINED			4QTR 2004		PRO FORMA COMBINED		2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(120)	$(148)	$(283)	$(297)	$(389)	19%	69%	$(848)	$(275)	(208)%
Commercial Banking	17	10	22	(78)	10	70	70	(29)	224	NM
Treasury & Securities Services	3	—	3	1	3	NM	—	7	10	(30)
Asset & Wealth Management	(21)	1	(4)	8	37	NM	NM	(16)	49	NM
Corporate	—	(1)	(27)	(83)	(48)	NM	NM	(111)	116	NM

Total Wholesale	(121)	(138)	(289)	(449)	(387)	12	69	(997)	124	NM

Retail Financial Services	78	239	175	210	683	(67)	(89)	702	1,822	(61)
Card Services	724	734	399	401	494	(1)	47	2,258	1,775	27

Total Consumer	802	973	574	611	1,177	(18)	(32)	2,960	3,597	(18)

Accounting Policy Conformity (a)	525	560	—	—	—	(6)	NM	1,085	—	NM

Total Provision for Loan Losses	1,206	1,395	285	162	790	(14)	53	3,048	3,721	(18)

LENDING-RELATED COMMITMENTS
Investment Bank	$(53)	$(3)	$(32)	$(6)	$(7)	NM	NM	$(94)	$(147)	36
Commercial Banking	4	4	(4)	(8)	23	—	(83)	(4)	(13)	69
Treasury & Securities Services	—	—	—	—	—	NM	NM	—	1	NM
Asset & Wealth Management	—	—	(1)	1	—	NM	NM	—	(1)	NM
Corporate	—	—	—	(1)	—	NM	NM	(1)	8	NM

Total Wholesale	(49)	1	(37)	(14)	16	NM	NM	(99)	(152)	35

Retail Financial Services	—	—	—	5	2	NM	NM	5	1	400
Card Services	—	—	—	—	—	NM	NM	—	—	NM

Total Consumer	—	—	—	5	2	NM	NM	5	1	400

Accounting Policy Conformity	—	(227)	—	—	—	NM	NM	(227)	—	NM

Total Provision for Lending-Related Commitments	(49)	(226)	(37)	(9)	18	78	NM	(321)	(151)	(113)

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(173)	$(151)	$(315)	$(303)	$(396)	(15)	56	$(942)	$(422)	(123)
Commercial Banking	21	14	18	(86)	33	50	(36)	(33)	211	NM
Treasury & Securities Services	3	—	3	1	3	NM	—	7	11	(36)
Asset & Wealth Management	(21)	1	(5)	9	37	NM	NM	(16)	48	NM
Corporate	—	(1)	(27)	(84)	(48)	NM	NM	(112)	124	NM

Total Wholesale	(170)	(137)	(326)	(463)	(371)	(24)	54	(1,096)	(28)	NM

Retail Financial Services	78	239	175	215	685	(67)	(89)	707	1,823	(61)
Card Services	724	734	399	401	494	(1)	47	2,258	1,775	27

Total Consumer	802	973	574	616	1,179	(18)	(32)	2,965	3,598	(18)

Accounting Policy Conformity	525	333	—	—	—	58	NM	858	—	NM

Total Provision for Credit Losses	1,157	1,169	248	153	808	(1)	43	2,727	3,570	(24)

Securitized Credit Losses	1,011	928	1,358	1,324	1,307	9	(23)	4,621	5,016	(8)
Accounting Policy Conformity	(525)	(333)	—	—	—	(58)	NM	(858)	—	NM

Managed Provision for Credit Losses	$1,643	$1,764	$1,606	$1,477	$2,115	(7)	(22)	$6,490	$8,586	(24)

(a)
Reflects an increase of $721 million for both the fourth quarter and third quarter of 2004 and $1.4 billion for full year 2004, as a result of the decertification of heritage Bank One seller’s interest in credit card securitizations, partially offset by a $196 million, $161 million and $357 million decrease in the allowance to conform methodologies for the fourth quarter of 2004, third quarter of 2004 and full year 2004, respectively.

JPMORGAN CHASE & CO. CAPITAL (in millions, except ratio and per share data)

				PRO FORMA COMBINED			4QTR 2004				PRO FORMA COMBINED		2004
	4QTR		3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004		2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
COMMON SHARES OUTSTANDING
Basic Weighted-Average Shares Outstanding	3,514.7		3,513.5	3,509.4	3,503.7	3,480.3	—%		1%		3,510.4	3,494.9	—%
Diluted Weighted-Average Shares Outstanding	3,602.0		3,592.0	3,588.6	3,590.4	3,560.5	—		1		3,593.0	3,553.3	1
Common Shares Outstanding — at Period End	3,556.2		3,564.1	3,559.0	3,567.0	3,520.4	—		1

Cash Dividends Declared per Share	$0.34		$0.34	$0.34	$0.34	$0.34	—		—		$1.36	$1.36	—
Book Value per Share	29.61		29.42	29.06	29.73	29.23	1		1
Dividend Payout	74%		87%	292%	41%	43%	(1,300	)bp	3,100	bp	75%	42%	3,300	bp

SHARE PRICE
High	$40.45		$40.25	$42.57	$43.84	$36.99	—%		9%		$43.84	$38.26	15%
Low	36.32		35.50	34.62	36.30	34.45	2		5		34.62	20.13	72
Close	39.01		39.73	38.77	41.95	36.73	(2)		6
STOCK REPURCHASE PROGRAM (b)
Aggregate Repurchases	$599.8		$137.9	NM	NM	NM					$737.7	NM
Common Shares Repurchased	15.8		3.5	NM	NM	NM					19.3	NM
Average Purchase Price	$38.01		$39.42	NM	NM	NM					$38.27	NM

CAPITAL RATIOS
Tier 1 Capital	$68,621	(a)	$69,309	$67,850	$69,282	$66,710	(1)		3
Total Capital	96,807	(a)	96,666	92,916	95,059	93,293	—		4
Risk-Weighted Assets	786,887	(a)	803,464	790,701	789,718	757,905	(2)		4
Adjusted Average Assets	1,102,519	(a)	1,065,244	1,094,028	1,073,166	1,045,807	3		5
Tier 1 Capital Ratio	8.7	%(a)	8.6%	8.6%	8.8%	8.8%	10	bp	(10	)bp
Total Capital Ratio	12.3	(a)	12.0	11.8	12.0	12.3	30		—
Tier 1 Leverage Ratio	6.2	(a)	6.5	6.2	6.5	6.4	(30)		(20)

INTANGIBLE ASSETS
Goodwill	$43,203		$42,947	$43,016	$43,018	$42,798	1%		1%
Mortgage Servicing Rights	5,080		5,168	5,797	4,268	4,869	(2)		4
Purchased Credit Card Relationships	3,878		4,055	4,527	4,608	4,704	(4)		(18)
All Other Intangibles	5,726		5,945	5,873	5,899	5,769	(4)		(1)

Total Intangibles	$57,887		$58,115	$59,213	$57,793	$58,140	—		—

(a)	Estimated

(b)	Excludes commission costs.

JPMORGAN CHASE & CO. Glossary of Terms

Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed at American Century Companies, Inc., in which the Firm has a 43% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.

bp: Denotes basis points; 100 bp equals 1%.

Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council Policy, credit card loans are charged-off at the earlier of 180 days past due or within 60 days from receiving notification of the filing of a bankruptcy.

Corporate: Includes Global Treasury, Private Equity, Support Units and the net effects remaining at the Corporate level after the implementation of management accounting policies.

Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NA: Data is not available for the period presented due to systems constraints or changes in methodology.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger costs, other special items and credit card securitizations.

Overhead Ratio: Operating expense (excluding merger costs and special items) as a percentage of operating revenue.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of merger costs, other special items and credit card securitizations.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Special Items: Includes merger costs, litigation reserve charge, accounting policy conformity adjustments and other special items.

Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.